FIDELITY
CONVERTIBLE SECURITIES
FUND

ANNUAL REPORT
NOVEMBER 30, 1998

(2_FIDELITY_LOGOS)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    25  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   29  Footnotes to the financial statements.

REPORT OF INDEPENDENT   33  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           34

PROXY VOTING RESULTS    35


Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998       PAST 1  PAST 5  PAST 10
                                      YEAR    YEARS   YEARS

FIDELITY CONVERTIBLE SECURITIES       8.88%   70.25%  317.48%

ML All Convertible Securities         3.92%   69.73%  237.69%

FB Convertible Securities             1.36%   55.82%  199.23%

Convertible Securities Funds Average  1.91%   63.62%  204.71%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch All Convertible Securities Index - a market capitalization-weighted index of domestic corporate convertible securities and the performance of the First Boston Convertible Securities Index - a market capitalization-weighted index of over 250 convertible bonds and preferred stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the convertible securities funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 59 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998            PAST 1  PAST 5  PAST 10
                                           YEAR    YEARS   YEARS

FIDELITY CONVERTIBLE SECURITIES            8.88%   11.23%  15.36%

ML All Convertible Securities              3.92%   11.16%  12.94%

FB Convertible Securities                  1.36%   9.28%   11.58%

Convertible Securities Funds Average       1.91%   10.22%  11.45%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Convertible Securities      ML All Conv. Sec. Index
             00308                       ML014
  1988/11/30      10000.00                    10000.00
  1988/12/31      10122.96                    10169.93
  1989/01/31      10555.48                    10590.48
  1989/02/28      10668.76                    10662.06
  1989/03/31      10979.36                    10753.57
  1989/04/30      11386.39                    11033.81
  1989/05/31      11647.31                    11256.15
  1989/06/30      11740.84                    11264.31
  1989/07/31      12269.23                    11512.27
  1989/08/31      12670.81                    11786.44
  1989/09/30      12681.38                    11723.78
  1989/10/31      12424.76                    11327.54
  1989/11/30      12627.92                    11409.37
  1989/12/31      12783.51                    11437.28
  1990/01/31      12309.64                    10996.79
  1990/02/28      12452.90                    11109.95
  1990/03/31      12697.41                    11314.63
  1990/04/30      12596.99                    11112.99
  1990/05/31      13099.08                    11679.36
  1990/06/30      13245.34                    11697.58
  1990/07/31      13155.01                    11522.72
  1990/08/31      12285.53                    10771.80
  1990/09/30      11679.26                    10341.19
  1990/10/31      11450.48                     9831.59
  1990/11/30      12045.31                    10382.77
  1990/12/31      12413.53                    10637.57
  1991/01/31      13182.82                    11182.67
  1991/02/28      14033.70                    12065.73
  1991/03/31      14406.82                    12398.75
  1991/04/30      14571.88                    12596.97
  1991/05/31      15067.04                    12999.11
  1991/06/30      14780.96                    12642.54
  1991/07/31      15376.96                    12939.68
  1991/08/31      15961.05                    13369.72
  1991/09/30      16227.48                    13394.22
  1991/10/31      16926.22                    13614.65
  1991/11/30      16203.39                    13420.42
  1991/12/31      17222.22                    14082.67
  1992/01/31      18091.52                    14714.54
  1992/02/29      18683.65                    15118.00
  1992/03/31      18368.56                    15022.88
  1992/04/30      18521.21                    15228.50
  1992/05/31      18877.39                    15497.92
  1992/06/30      18764.75                    15315.46
  1992/07/31      19278.50                    15805.50
  1992/08/31      18906.03                    15765.63
  1992/09/30      19356.41                    16091.82
  1992/10/31      19810.18                    16133.59
  1992/11/30      20445.45                    16591.35
  1992/12/31      21014.47                    17097.15
  1993/01/31      21717.21                    17648.90
  1993/02/28      21338.81                    17779.34
  1993/03/31      22400.69                    18457.35
  1993/04/30      22605.45                    18350.83
  1993/05/31      23165.13                    18770.43
  1993/06/30      23138.61                    18893.47
  1993/07/31      23372.89                    18963.72
  1993/08/31      23924.14                    19497.81
  1993/09/30      24202.07                    19690.90
  1993/10/31      24758.44                    20174.68
  1993/11/30      24521.98                    19895.38
  1993/12/31      24752.49                    20198.60
  1994/01/31      25369.42                    20725.66
  1994/02/28      24963.15                    20463.46
  1994/03/31      23870.43                    19618.18
  1994/04/30      23474.87                    19233.33
  1994/05/31      23383.58                    19227.25
  1994/06/30      23365.98                    19009.85
  1994/07/31      23782.13                    19347.24
  1994/08/31      25045.99                    19847.73
  1994/09/30      24889.56                    19594.26
  1994/10/31      25045.61                    19663.37
  1994/11/30      24390.21                    19062.83
  1994/12/31      24317.86                    18986.50
  1995/01/31      24317.86                    19122.82
  1995/02/28      24824.49                    19720.52
  1995/03/31      25558.10                    20255.94
  1995/04/30      26133.87                    20678.58
  1995/05/31      26421.76                    21249.50
  1995/06/30      27082.64                    21974.79
  1995/07/31      27793.22                    22718.11
  1995/08/31      28116.21                    23050.94
  1995/09/30      28649.88                    23350.74
  1995/10/31      27949.11                    22715.83
  1995/11/30      28780.25                    23587.12
  1995/12/31      29030.79                    23674.27
  1996/01/31      29621.85                    24404.30
  1996/02/29      30335.01                    24955.48
  1996/03/31      30722.86                    25215.97
  1996/04/30      31442.65                    25684.75
  1996/05/31      31951.77                    26252.44
  1996/06/30      31598.36                    25863.60
  1996/07/31      30108.88                    24761.81
  1996/08/31      30942.28                    25716.84
  1996/09/30      31617.73                    26425.03
  1996/10/31      31993.92                    26743.63
  1996/11/30      33391.19                    27647.19
  1996/12/31      33398.76                    27444.04
  1997/01/31      34482.89                    28243.75
  1997/02/28      33836.22                    28138.37
  1997/03/31      32661.78                    27534.60
  1997/04/30      33123.43                    27784.84
  1997/05/31      35046.97                    29194.21
  1997/06/30      36093.94                    30110.12
  1997/07/31      37921.97                    31828.97
  1997/08/31      37746.95                    31656.57
  1997/09/30      40265.16                    33120.05
  1997/10/31      38188.23                    32482.11
  1997/11/30      38344.98                    32544.95
  1997/12/31      38227.32                    32813.61
  1998/01/31      39125.92                    32914.62
  1998/02/28      42128.86                    34372.02
  1998/03/31      44228.30                    35635.76
  1998/04/30      45023.62                    35859.42
  1998/05/31      43830.64                    35067.31
  1998/06/30      44521.05                    35363.50
  1998/07/31      44076.29                    34801.88
  1998/08/31      37137.94                    30803.13
  1998/09/30      38361.05                    31417.91
  1998/10/31      39976.25                    32229.39
  1998/11/30      41748.49                    33768.82
IMATRL PRASUN   SHR__CHT 19981130 19981221 175658 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Convertible Securities Fund on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $41,748 - a 317.48% increase on the initial investment. For comparison, look at how the Merrill Lynch All Convertible Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,769 - a 237.69% increase. Beginning with this report, the fund will compare its performance to that of the Merrill Lynch All Convertible Securities Index rather than the First Boston Convertible Securities Index. Previously, the Merrill Lynch All Convertible Securities Index did not have enough 10 year performance history and therefore was not appropriate for this comparison. Also, the Merrill Lynch All Convertible Securities Index contains mandatory convertible securities and is therefore a better representation of the convertible securities universe.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short
months earlier would not keep
positive investor sentiment down.
For the 12-month period ending
November 30, 1998, the Dow -
an index of 30 blue-chip stocks -
returned 18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level
off is impossible to predict.
An interview with David Felman, Portfolio Manager of Fidelity Convertible Securities Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. Very well, considering the difficult environment for convertible securities. For the 12 months that ended November 30, 1998, the fund returned 8.88%. In comparison, the Merrill Lynch All Convertible Securities Index returned 3.92%, and the convertible securities funds average tracked by Lipper Analytical Services returned 1.91% during the same 12-month period.
Q. THE FUND RECENTLY ADOPTED AN INVESTMENT POLICY CHANGE. WHAT WAS THE REASON FOR THE CHANGE?
A. Over the past few years, mandatory convertibles have become more prevalent and represent a larger portion of the overall convertibles market. As a result, as of December 1, 1998, we changed the fund's investment policy to expand the definition of convertible securities to include all mandatory securities. In addition, we asked shareholders to approve a change in the fund's performance benchmark used to calculate the management fee. The performance benchmark was changed from the Merrill Lynch Convertible Securities Index - which only covered about 85% of the convertible securities market - to the Merrill Lynch All Convertible Securities Index - which covers all securities listed in the previous index as well as all mandatory convertible securities.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
A. I invested heavily in the technology sector, which performed very well until the markets started to correct in August. Also, during the market's rally through mid-July, the portfolio generally held convertible securities that performed more like stocks, or in line with the underlying security - giving the fund a higher equity sensitivity than that of the benchmark. Finally, many of the fund's common stock holdings performed well. The second half of the year was more challenging as the equity market became extremely volatile and the underlying security for many convertible bonds and preferred stocks declined. However, the fund held up fairly well because I positioned the portfolio more defensively relative to the index. During a difficult third quarter in 1998, I raised cash in the fund and was able to take advantage of opportunities toward the end of the period as the markets recovered.
Q. GIVEN THE VOLATILE ENVIRONMENT IN THE SECOND HALF OF THE YEAR, WHAT STRATEGIES DID YOU EMPLOY?
A. I decreased certain technology holdings due to their uncertain outlook and increased the telecommunications weighting, with further investments in such companies as Global TeleSystems and WinStar during the downturn in the equity markets. While these stocks can be volatile at times, these companies represent one of the few service alternatives to the regional Bell operating companies and exhibited strong growth potential. Late in the period, equities rallied dramatically, while the high-yield and corporate-bond markets remained somewhat stagnant. As a result, I increased the fund's bond exposure because I felt this part of the market exhibited better value. At the same time, I decreased the fund's equity sensitivity as equity markets rebounded.
Q. WHAT SECURITIES PERFORMED WELL FOR THE FUND AND WHICH WERE
DISAPPOINTMENTS?
A. Apple Computer helped performance, as the company's stock price benefited from management's sound restructuring plans. I subsequently sold off the fund's position to take advantage of its significant price appreciation. Another strong contributor was the fund's top holding, Global TeleSystems, a European telecommunications company that benefited from its dominant position as a long-distance call provider and its valuable network infrastructure. On the negative side, World Access, a U.S.-based wireless telecommunications manufacturer with exposure to overseas markets, hurt performance. Another disappointment was ESC Medical Systems. The company derives a lot of revenue from Europe and Brazil and, as the global crisis escalated, sales dried up and the stock declined.
Q. WHAT'S YOUR OUTLOOK, DAVID?
A. I think there is a lot of uncertainty and potential pitfalls in the global financial markets. With all the uncertainty in the world economy, my goal is to position the fund to manage downside risk, while concentrating on companies that have strong business fundamentals, attractive valuations and strong free cash flow.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

DAVID FELMAN ON THE
CHARACTERISTICS OF
MANDATORY CONVERTIBLES:
"MANDATORY CONVERTIBLES HAVE A
NUMBER OF CHARACTERISTICS
DISTINGUISHING THEM FROM STANDARD
CONVERTIBLE SECURITIES. FIRST, THE
MANDATORY CONVERTIBLE SECURITY
TYPICALLY HAS A SHORTER MATURITY
THAN OTHER CONVERTIBLE BONDS.
SECOND, THE ISSUER DECIDES WHEN
THE CONVERSION WILL TAKE PLACE; THE
HOLDER HAS NO CHOICE IN THE MATTER.
THIRD, A MANDATORY CONVERTIBLE IS
RISKIER THAN STANDARD CONVERTIBLES
BECAUSE THERE IS NO GUARANTEE THAT
AN INVESTOR WILL RECEIVE THE VALUE
OF THE PRINCIPAL OF THE ORIGINAL
INVESTMENT. FINALLY, WHILE
MANDATORY CONVERTIBLES CAN BE
MORE VOLATILE THAN TRADITIONAL
CONVERTIBLES, THEY HAVE MORE
UPSIDE POTENTIAL BECAUSE THE
INVESTOR RECEIVES THE VALUE OF THE
COMMON STOCK ON THE CONVERSION
DATE. AT TIMES, MANDATORY
CONVERTIBLES REPRESENT A VALUABLE
OPPORTUNITY FOR THE FUND. HOWEVER,
WITH EVERY POTENTIALLY HIGHER
RETURN COMES ADDITIONAL RISK;
THEREFORE, AS WITH EVERY SECURITY IN
THE PORTFOLIO, WE CONDUCT STRINGENT
ANALYSIS BEFORE PURCHASING ANY
MANDATORY CONVERTIBLE SECURITY FOR
THE FUND."

FUND FACTS
GOAL: TO PROVIDE HIGH TOTAL
RETURN THROUGH A COMBINATION
OF CURRENT INCOME AND CAPITAL
APPRECIATION BY INVESTING
MAINLY IN SECURITIES THAT ARE
CONVERTIBLE INTO COMMON STOCK
FUND NUMBER: 308
TRADING SYMBOL: FCVSX
START DATE: JANUARY 5, 1987
SIZE: AS OF NOVEMBER 30, 1998,
MORE THAN $986 MILLION
MANAGER: DAVID FELMAN, SINCE
1997; MANAGER, FIDELITY SELECT
TELECOMMUNICATIONS PORTFOLIO,
1994-1996; FIDELITY SELECT
CHEMICALS PORTFOLIO, JANUARY
1995-JULY 1995; JOINED
FIDELITY 1993
(CHECKMARK)


INVESTMENT CHANGES





TOP TEN INVESTMENTS AS OF NOVEMBER 30, 1998

                                             % OF FUND'S   % OF FUND'S INVESTMENTS
                                             INVESTMENTS   IN THESE STOCKS
                                                           6 MONTHS AGO

Global TeleSystems Group, Inc. 5.75% 7/1/10   3.7           0.0

Unisys Corp. 8.25% 3/15/06                    3.6           1.5

Houston Industries, Inc. $3.216 ACES          3.0           2.0

Federal Mogul Financing Trust $3.50           2.6           2.8

Waste Management, Inc. 4% 2/1/02              2.4           0.0

Tosco Financing Trust $2.875                  2.0           2.1

Orbital Sciences Corp. 5% 10/1/02             1.9           1.8

MediaOne Group, Inc. Class D $2.25            1.8           0.0

Sealed Air Corp. Series A, $2.00              1.8           0.0

Quantum Corp. 7% 8/1/04                       1.7           0.0



TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1998

                                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                                 INVESTMENTS   IN THESE MARKET SECTORS
                                                               6 MONTHS AGO

TECHNOLOGY                                        21.5          22.3

UTILITIES                                         16.7          11.2

FINANCE                                           10.0          14.6

MEDIA & LEISURE                                   7.6           2.6

AEROSPACE & DEFENSE                               5.5           3.4


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF NOVEMBER 30, 1998* AS OF MAY 31, 1998**
ROW: 1, COL: 1, VALUE: 1.0
ROW: 1, COL: 2, VALUE: 11.3
ROW: 1, COL: 3, VALUE: 9.9
ROW: 1, COL: 4, VALUE: 77.8
CONVERTIBLE
SECURITIES 74.6%
STOCKS 22.4%
SHORT-TERM
INVESTMENTS 3.0%
NONCONVERTIBLE
BONDS  0.0%
FOREIGN
INVESTMENTS 5.8%
CONVERTIBLE
SECURITIES 77.8%
STOCKS 9.9%
SHORT-TERM
INVESTMENTS 11.3%
NONCONVERTIBLE
BONDS 1.0%
FOREIGN
INVESTMENTS 5.8%
ROW: 1, COL: 1, VALUE: 0.0
ROW: 1, COL: 2, VALUE: 3.0
ROW: 1, COL: 3, VALUE: 22.4
ROW: 1, COL: 4, VALUE: 74.59999999999999
*
**


INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



CORPORATE BONDS - 48.5%

MOODY'S RATINGS                                               PRINCIPAL                    VALUE (NOTE 1)
(UNAUDITED) (B)                                               AMOUNT (D) (000S)            (000S)

CONVERTIBLE BONDS - 47.5%

AEROSPACE & DEFENSE - 4.2%

Kellstrom Industries, Inc.:

5.5% 6/15/03                                      B3          $ 8,000                      $ 7,500

5.75% 10/15/02 (f)                                B3           2,500                        2,588

5.75% 10/15/02                                    B3           2,350                        2,432

Orbital Sciences Corp.:

5% 10/1/02 (f)                                    B2           12,200                       18,462

5% 10/1/02                                        B            6,870                        10,396

                                                                                            41,378

BASIC INDUSTRIES - 0.4%

PAPER & FOREST PRODUCTS - 0.4%

Metsa-Serla Ltd. 4.375% 10/15/02 (f)              -            4,000                        3,665

ENERGY - 0.7%

ENERGY SERVICES - 0.2%

Diamond Offshore Drilling, Inc. 3.75% 2/15/07     Baa2         2,500                        2,256

OIL & GAS - 0.5%

Pennzoil Co. 4.95% 8/15/08                        Ba1          4,455                        4,444

TOTAL ENERGY                                                                                6,700

FINANCE - 3.0%

CREDIT & OTHER FINANCE - 2.5%

Nestle Holdings, Inc. 3% 6/17/02                  -            750                          1,035

Sandoz Capital BVI Ltd. euro 2% 10/6/02           -            6,500                        11,521

Siemens Capital Corp. 1% 7/17/01                  Aa1    DEM   19,000                       12,001

                                                                                            24,557

INSURANCE - 0.5%

Loews Corp. 3.125% 9/15/07                        A2           6,000                        4,748

TOTAL FINANCE                                                                               29,305

HEALTH - 5.2%

DRUGS & PHARMACEUTICALS - 3.8%

Alpharma, Inc. 5.75% 4/1/05                       B            6,000                        8,340

Athena Neurosciences, Inc.:

4.75% 11/15/04 (f)                                Baa3         9,000                        10,868

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS                                               PRINCIPAL                    VALUE (NOTE 1)
(UNAUDITED) (B)                                               AMOUNT (D) (000S)            (000S)

CONVERTIBLE BONDS - CONTINUED

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS - CONTINUED

Athena Neurosciences, Inc.: - continued

4.75% 11/15/04                                    Baa3        $ 1,000                      $ 1,208

Atrix Laboratories, Inc. 7% 12/1/04 (f)           -            3,000                        2,385

Integrated Process Equipment Corp.:

6.25% 9/15/04 (f)                                 B-           3,000                        2,149

6.25% 9/15/04                                     B-           6,500                        4,656

Roche Holdings, Inc. liquid yield option note:

0% 4/20/10 (f)                                    -            2,000                        1,270

0% 5/6/12 (f)                                     -            2,000                        1,063

Sepracor, Inc. 6.25% 2/15/05 (f)                  -            2,665                        5,037

                                                                                            36,976

MEDICAL EQUIPMENT & SUPPLIES - 1.4%

ESC Medical Systems Ltd.:

6% 9/1/02 (f)                                     Caa1         16,500                       11,963

6% 9/1/02                                         Caa2         3,000                        2,175

                                                                                            14,138

TOTAL HEALTH                                                                                51,114

INDUSTRIAL MACHINERY & EQUIPMENT - 5.4%

ELECTRICAL EQUIPMENT - 1.8%

Cymer, Inc. 3.5% 8/6/04 (e)                       -            11,000                       8,044

Oak Industries, Inc.:

4.875% 3/1/08 (f)                                 B2           6,500                        6,403

4.875% 3/1/08                                     B2           3,500                        3,448

                                                                                            17,895

INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%

ASM Lithography Holding:

2.5% 4/9/05 (f)                                   -      NLG   500                          221

2.5% 4/9/05                                       -      NLG   2,000                        882

                                                                                            1,103

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS                                               PRINCIPAL                    VALUE (NOTE 1)
(UNAUDITED) (B)                                               AMOUNT (D) (000S)            (000S)

CONVERTIBLE BONDS - CONTINUED

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

POLLUTION CONTROL - 3.5%

United Waste Systems, Inc. 4.5% 6/1/01            Ba2         $ 7,200                      $ 10,917

Waste Management, Inc. 4% 2/1/02                  Ba1          20,000                       23,300

                                                                                            34,217

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                                      53,215

MEDIA & LEISURE - 0.7%

BROADCASTING - 0.1%

International Cabletel, Inc. 7% 6/15/08           Caa1         670                          1,015

PUBLISHING - 0.0%

Scholastic Corp. 5% 8/15/05 (f)                   Baa3         500                          469

RESTAURANTS - 0.6%

CKE Restaurants, Inc.:

4.25% 3/15/04 (f)                                 B1           5,000                        4,056

4.25% 3/15/04                                     B1           2,000                        1,623

                                                                                            5,679

TOTAL MEDIA & LEISURE                                                                       7,163

PRECIOUS METALS - 0.6%

Stillwater Mining Co. 7% 5/1/03                   -            4,500                        6,233

RETAIL & WHOLESALE - 3.0%

GENERAL MERCHANDISE STORES - 1.9%

Costco Companies, Inc.:

0% 8/19/17 (f)                                    A3           3,000                        2,333

0% 8/19/17                                        -            21,000                       16,328

                                                                                            18,661

GROCERY STORES - 1.0%

Koninklijke Ahold NV 3% 9/30/03                   Baa1   NLG   17,000                       10,150

RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%

Staples, Inc. 4.5% 10/1/00 (f)                    Baa3         140                          343

TOTAL RETAIL & WHOLESALE                                                                    29,154

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS                                               PRINCIPAL                    VALUE (NOTE 1)
(UNAUDITED) (B)                                               AMOUNT (D) (000S)            (000S)

CONVERTIBLE BONDS - CONTINUED

SERVICES - 0.8%

ADVERTISING - 0.2%

Interpublic Group of Companies, Inc.              -           $ 2,000                      $ 2,089
1.8% 9/16/04

SERVICES - 0.6%

ADT Operations, Inc. liquid yield option notes    Baa1         2,700                        4,829
0%, 7/6/10

Premiere Technologies, Inc. 5.75% 7/1/04          -            2,000                        980

                                                                                            5,809

TOTAL SERVICES                                                                              7,898

TECHNOLOGY - 17.0%

COMMUNICATIONS EQUIPMENT - 0.2%

Checkpoint Systems, Inc. 5.25% 11/1/05            -            2,000                        1,795

COMPUTER SERVICES & SOFTWARE - 1.1%

Networks Associates, Inc. 0% 2/13/18              -            9,250                        4,625

Tecnomatix Tech Ltd. 5.25% 8/15/04 (f)            -            4,232                        2,814

Wind River Systems, Inc. 5% 8/1/02                B-           3,000                        3,450

                                                                                            10,889

COMPUTERS & OFFICE EQUIPMENT - 7.7%

Adaptec, Inc. 4.75% 2/1/04                        B1           9,000                        6,975

Comverse Technology, Inc. 4.5% 7/1/05             -            1,500                        1,581

Quantum Corp. 7% 8/1/04                           B2           18,000                       16,425

Read-Rite Corp. 6.5% 9/1/04                       Caa1         1,000                        710

Unisys Corp. 8.25% 3/15/06                        B            8,470                        35,108

Xerox Corp. 0.57% 4/21/18                         A3           24,000                       14,340

                                                                                            75,139

ELECTRONIC INSTRUMENTS - 2.1%

Credence Systems Corp.:

5.25% 9/15/02 (f)                                 -            16,000                       12,340

5.25% 9/15/02                                     -            600                          463

LAM Research Corp. 5% 9/1/02                      B            5,000                        3,900

Thermo Electron Corp. 4.25% 1/1/03 (f)            Ba2          5,000                        4,431

                                                                                            21,134

ELECTRONICS - 5.9%

Brightpoint, Inc. 0% 3/11/18 (f)                  B2           17,000                       6,439

Candescent Technologies Corp. 7% 5/1/03 (f)       -            5,500                        4,840

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS                                               PRINCIPAL                    VALUE (NOTE 1)
(UNAUDITED) (B)                                               AMOUNT (D) (000S)            (000S)

CONVERTIBLE BONDS - CONTINUED

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Micron Technology, Inc. 7% 7/1/04                 B2          $ 12,890                     $ 13,470

Photronics, Inc. 6% 6/1/04                        B2           2,250                        2,160

Solectron Corp. 6% 3/1/06 (f)                     Ba1          1,440                        2,851

Taiwan Semiconductor Manufacturing Co. Ltd.       Aa1          4,500                        5,198
0% 7/3/02

World Access, Inc.:

4.5% 10/1/02 (f)                                  CCC+         12,000                       9,300

4.5% 10/1/02                                      CCC+         17,550                       13,601

                                                                                            57,859

TOTAL TECHNOLOGY                                                                            166,816

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

SPACEHAB, Inc. 8% 10/15/07 (f)                    -            3,500                        2,835

UTILITIES - 6.2%

CELLULAR - 0.1%

Cellular Communications International, Inc.:

6% 4/1/05 (f)                                     Caa1         300                          510

6% 4/1/05                                         Caa1         400                          680

                                                                                            1,190

ELECTRIC UTILITY - 1.9%

AES Corp. 4.5% 8/15/05                            Ba2          9,500                        10,272

KTI, Inc. 8.75% 8/15/04                           -            4,470                        8,242

                                                                                            18,514

TELEPHONE SERVICES - 4.2%

Cam-Net Communications Network, Inc.              -            2,275                        0
11.5% 4/4/99 (g)

France Telecom SA 2% 1/1/04 (f)                   Aa1    FRF   6                            5,357

Global TeleSystems Group, Inc. 5.75% 7/1/10       Caa3         36,670                       35,835

                                                                                            41,192

TOTAL UTILITIES                                                                             60,896

TOTAL CONVERTIBLE BONDS                                                                     466,372

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS                                               PRINCIPAL                    VALUE (NOTE 1)
(UNAUDITED) (B)                                               AMOUNT (D) (000S)            (000S)

NONCONVERTIBLE BONDS - 1.0%

UTILITIES - 1.0%

TELEPHONE SERVICES - 1.0%

Global TeleSystems Group, Inc.                    Caa2        $ 3,000                      $ 2,760
9.875% 2/15/05

WinStar Communications, Inc. 10% 3/15/08          CCC          8,000                        6,960

                                                                                            9,720

TOTAL CORPORATE BONDS                                                                       476,092
(Cost $449,712)



COMMON STOCKS - 9.8%

                                                       SHARES

AEROSPACE & DEFENSE - 0.8%

Alliant Techsystems, Inc. (a)                           102,400              7,802

Orbital Sciences Corp. (a)                              3,100                119

                                                                             7,921

BASIC INDUSTRIES - 0.7%

CHEMICALS & PLASTICS - 0.1%

Hanna (M.A.) Co.                                        82,800               1,164

METALS & MINING - 0.4%

Aluminum Co. of America                                 50,000               3,706

PACKAGING & CONTAINERS - 0.2%

Tupperware Corp.                                        100,000              1,744

TOTAL BASIC INDUSTRIES                                                       6,614

DURABLES - 0.0%

AUTOS, TIRES, & ACCESSORIES - 0.0%

Breed Technologies, Inc.                                15,400               104

ENERGY - 0.3%

OIL & GAS - 0.3%

Cooper Cameron Corp. (a)                                45,000               1,097

Exxon Corp.                                             11,500               863

Weatherford International, Inc. (a)                     75,000               1,369

                                                                             3,329

COMMON STOCKS - CONTINUED

                                                       SHARES               VALUE (NOTE 1)
                                                                            (000S)

FINANCE - 0.7%

CREDIT & OTHER FINANCE - 0.2%

Associates First Capital Corp.                          31,800              $ 2,476

Heller Financial, Inc. Class A                          4,000                105

                                                                             2,581

INSURANCE - 0.5%

Aetna, Inc.                                             60,000               4,639

TOTAL FINANCE                                                                7,220

HEALTH - 0.1%

MEDICAL EQUIPMENT & SUPPLIES - 0.1%

ESC Medical Systems Ltd. (a)                            85,000               893

INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%

ELECTRICAL EQUIPMENT - 0.1%

L 3 Communications Holdings, Inc. (a)                   500                  23

Siemens AG                                              8,100                564

                                                                             587

MEDIA & LEISURE - 0.9%

BROADCASTING - 0.7%

Metromedia Fiber Network, Inc. Class A (a)              138,500              7,185

RESTAURANTS - 0.2%

Tricon Global Restaurants, Inc. (a)                     30,000               1,367

TOTAL MEDIA & LEISURE                                                        8,552

PRECIOUS METALS - 0.4%

Stillwater Mining Co. (a)                               100,000              3,656

RETAIL & WHOLESALE - 0.3%

APPAREL STORES - 0.1%

Abercrombie & Fitch Co. Class A (a)                     7,500                420

Baker (J.), Inc.                                        190,700              942

                                                                             1,362

DRUG STORES - 0.0%

CVS Corp.                                               4,500                222

GENERAL MERCHANDISE STORES - 0.1%

Federated Department Stores, Inc. (a)                   12,659               528

COMMON STOCKS - CONTINUED

                                                       SHARES               VALUE (NOTE 1)
                                                                            (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE, MISCELLANEOUS - 0.1%

IKON Office Solutions, Inc.                             6,900               $ 67

Tandy Corp.                                             18,300               825

                                                                             892

TOTAL RETAIL & WHOLESALE                                                     3,004

SERVICES - 0.0%

Bright Horizons Family Solutions, Inc. (a)              1,610                38

TECHNOLOGY - 3.4%

COMMUNICATIONS EQUIPMENT - 0.6%

Intermedia Communications, Inc. (a)                     5,588                96

Jabil Circuit, Inc. (a)                                 92,300               5,353

                                                                             5,449

COMPUTER SERVICES & SOFTWARE - 0.8%

Ardent Software, Inc.                                   150,000              2,663

CompUSA, Inc. (a)                                       119,100              1,764

Electronics for Imaging, Inc. (a)                       4,700                126

Entrust Technologies, Inc. (a)                          1,000                21

Microsoft Corp. (a)                                     30,000               3,660

                                                                             8,234

COMPUTERS & OFFICE EQUIPMENT - 1.0%

Iomega Corp. (a)                                        150,000              1,134

Quantum Corp. (a)                                       398,645              8,820

                                                                             9,954

ELECTRONIC INSTRUMENTS - 0.2%

Credence Systems Corp. (a)                              110,000              2,159

ELECTRONICS - 0.8%

Micron Technology, Inc. (a)                             79,400               3,280

World Access, Inc. (a)                                  215,900              4,385

                                                                             7,665

TOTAL TECHNOLOGY                                                             33,461

TRANSPORTATION - 0.0%

AIR TRANSPORTATION - 0.0%

Florida West Airlines, Inc. (a)                         18,236               0

COMMON STOCKS - CONTINUED

                                                       SHARES               VALUE (NOTE 1)
                                                                            (000S)

UTILITIES - 2.1%

CELLULAR - 0.2%

Advanced Radio Telecom Corp. (a)                        27,200              $ 105

SkyTel Communications, Inc. (a)                         104,300              2,177

                                                                             2,282

ELECTRIC UTILITY - 0.0%

KTI, Inc. (a)                                           10,000               211

GAS - 0.1%

Enron Corp.                                             20,000               1,051

TELEPHONE SERVICES - 1.8%

MCI WorldCom, Inc. (a)                                  93,929               5,542

Qwest Communications International, Inc. (a)            145,400              5,816

SUNCOM Telecommunications, Inc. (a)                     875,935              0

SUNCOM Telecommunications, Inc. warrants 6/30/01 (a)    1,537,423            0

WinStar Communications, Inc. (a)                        202,392              5,642

WinStar Communications, Inc. (a)                        17,541               489

                                                                             17,489

TOTAL UTILITIES                                                              21,033

TOTAL COMMON STOCKS                                                          96,412
(Cost $93,153)



PREFERRED STOCKS - 30.4%



CONVERTIBLE PREFERRED STOCKS - 30.3%

AEROSPACE & DEFENSE - 0.5%

British Aerospace PLC 7.75%                              1,228,100             5,080

BASIC INDUSTRIES - 3.4%

CHEMICALS & PLASTICS - 3.4%

Monsanto Co. $1.625 ACES (a)                             350,000               15,838

Sealed Air Corp. Series A, $2.00                         363,600               17,135

                                                                               32,973

CONSTRUCTION & REAL ESTATE - 0.8%

REAL ESTATE INVESTMENT TRUSTS - 0.8%

Crescent Real Estate Equities Co. $1.688                 180,000               3,173

PREFERRED STOCKS - CONTINUED

                                                        SHARES                VALUE (NOTE 1)
                                                                              (000S)

CONVERTIBLE PREFERRED STOCKS - CONTINUED

CONSTRUCTION & REAL ESTATE - CONTINUED

REAL ESTATE INVESTMENT TRUSTS - CONTINUED

Glenborough Realty Trust, Inc. Class A, $1.9375          114,000              $ 2,138

Vornado Realty Trust Series A, $3.25                     51,800                2,833

                                                                               8,144

ENERGY - 3.1%

OIL & GAS - 3.1%

EVI, Inc.:

$2.50 (f)                                                30,000                900

$2.50                                                    30,000                900

Tesoro Petroleum Corp. $1.1555 PIES                      450,000               6,413

Tosco Financing Trust:

$2.875 (f)                                               409,000               20,143

$2.875                                                   40,000                2,005

                                                                               30,361

FINANCE - 6.3%

CREDIT & OTHER FINANCE - 4.8%

BTI Capital Trust $3.25 (a)(f)                           120,000               2,280

Budget Group Capital Trust $3.125 TOPRS (a)(f)           25,000                888

CellNet Funding LLC $1.75                                185,000               2,636

Dollar General Trust $3.3536 STRYPES                     87,700                3,048

Federal Mogul Financing Trust:

$3.50 (f)                                                390,000               24,960

$3.50                                                    40,000                2,560

Life Re Corp./Life Re Capital Trust II $3.96             70,000                5,171

Union Pacific Capital Trust $3.125                       110,000               5,253

                                                                               46,796

INSURANCE - 0.3%

Aetna, Inc. Class C, $4.7578 PRIDES                      5,000                 368

Philadelphia Consolidated Holding Corp.                  323,000               3,069
$0.70 Income PRIDES (a)

                                                                               3,437

SECURITIES INDUSTRY - 1.2%

Cincinnati Bell, Inc. $3.48 DECS                         144,000               8,406

PREFERRED STOCKS - CONTINUED

                                                        SHARES                VALUE (NOTE 1)
                                                                              (000S)

CONVERTIBLE PREFERRED STOCKS - CONTINUED

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Merrill Lynch & Co., Inc.:

$1.37 STRYPES                                            50,000               $ 2,188

$2.39 STRYPES                                            38,000                960

                                                                               11,554

TOTAL FINANCE                                                                  61,787

HEALTH - 0.1%

MEDICAL EQUIPMENT & SUPPLIES - 0.1%

McKesson Financing Trust:

$2.50 (f)                                                6,900                 678

$2.50                                                    5,000                 491

                                                                               1,169

MEDIA & LEISURE - 6.0%

BROADCASTING - 3.6%

Chancellor Media Corp. $3.50 (a)                         20,000                2,155

CSC Holdings, Inc. $2.125                                46,600                2,913

MediaOne Group, Inc.:

$1.83 DECS (a)                                           119,000               5,891

Class D $2.25                                            220,100               18,048

TCI Pacific Communications, Inc. Class A, $5.00          29,600                6,690

                                                                               35,697

ENTERTAINMENT - 1.5%

Premier Parks, Inc. $4.05 PIES                           268,700               14,308

PUBLISHING - 0.9%

Houghton Mifflin Co. $4.08                               40,550                2,225

Tribune Co. $1.75 DECS                                   229,300               6,392

                                                                               8,617

TOTAL MEDIA & LEISURE                                                          58,622

NONDURABLES - 0.3%

FOODS - 0.3%

Dole Foods Co., Inc. $2.75 ACES                          86,400                2,722

PREFERRED STOCKS - CONTINUED

                                                        SHARES                VALUE (NOTE 1)
                                                                              (000S)

CONVERTIBLE PREFERRED STOCKS - CONTINUED

RETAIL & WHOLESALE - 0.8%

APPAREL STORES - 0.8%

AnnTaylor Finance Trust $4.25 TOPRS                      94,000               $ 8,037

SERVICES - 0.4%

PRINTING - 0.3%

Big Flower Trust I $3.00 QUIPS (f)                       62,500                3,148

SERVICES - 0.1%

Medpartners, Inc. $1.442 TAPS                            93,700                650

TOTAL SERVICES                                                                 3,798

TECHNOLOGY - 1.0%

COMMUNICATIONS EQUIPMENT - 0.7%

Intermedia Communications, Inc.:

$1.75 (a)(f)                                             140,000               2,231

Series D, $1.75 depositary shares (a)                    170,000               4,356

Series E, $1.75 (a)                                      50,000                975

                                                                               7,562

COMPUTER SERVICES & SOFTWARE - 0.3%

Wang Laboratories, Inc. $3.25                            51,600                2,748

TOTAL TECHNOLOGY                                                               10,310

TRANSPORTATION - 0.2%

TRUCKING & FREIGHT - 0.2%

CNF Trust I $2.50 TECONS                                 33,900                1,876

UTILITIES - 7.4%

CELLULAR - 0.8%

SkyTel Communications, Inc. $2.25                        240,000               7,368

ELECTRIC UTILITY - 3.0%

Houston Industries, Inc. $3.216 ACES                     319,800               29,422

GAS - 0.1%

Enron Corp. Series J, $13.652                            1,100                 788

PREFERRED STOCKS - CONTINUED

                                                        SHARES                VALUE (NOTE 1)
                                                                              (000S)

CONVERTIBLE PREFERRED STOCKS - CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - 3.5%

IXC Communications, Inc.:

$3.375 (f)                                               151,377              $ 4,494

$3.375                                                   87,000                2,583

$7.25                                                    59,500                7,661

NEXTLINK Communications, Inc. $3.25                      53,000                2,239

WinStar Communications, Inc.:

$3.50 (a)                                                160,000               6,080

Series A, $1.50 pay-in-kind (a)                          103,426               3,348

Series D, $3.50 (a)(f)                                   220,000               8,360

                                                                               34,765

TOTAL UTILITIES                                                                72,343

TOTAL CONVERTIBLE PREFERRED STOCKS                                             297,222

NONCONVERTIBLE PREFERRED STOCKS - 0.1%

TECHNOLOGY - 0.1%

COMMUNICATIONS EQUIPMENT - 0.1%

Intermedia Communications, Inc. 13.5% pay-in-kind (a)    1,000                 1,030

TOTAL PREFERRED STOCKS                                                         298,252
(Cost $289,323)


CASH EQUIVALENTS - 11.3%



Taxable Central Cash Fund (c)                             111,158,200           111,158
(Cost $111,158)

TOTAL INVESTMENT IN SECURITIES - 100%                                         $ 981,914
(Cost $943,346)


SECURITY TYPE ABBREVIATIONS

ACES     -  Automatic Common
            Exchange Securities

DECS     -  Dividend Enhanced
            Convertible Stock/Debt Exchangeable for
            Common Stock

PIES     -  Premium Income Equity Securities

PRIDES   -  Preferred Redeemable Increased Dividend
            Equity Securities

QUIPS    -  Quarterly Income
            Preferred Securities

STRYPES  -  Structured Yield Product Exchangeable for
            Common Stock

TAPS     -  Threshold Appreciation Price Securities

TECONS   -  Term Convertible Shares

TOPRS    -  Trust Originated
            Preferred Securities

CURRENCY ABBREVIATIONS

DEM                     -   German deutsche mark

FRF                     -   French franc

NLG                     -   Dutch guilder

LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $193,074,000 or 19.6% of net assets.
(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).

Additional information on each holding is as follows:

SECURITY           ACQUISTION DATE  ACQUISITION COST

Cam-Net            4/12/96          $ 1,838
 Communicatios
 Network, Inc.
 11.5% 4/4/99

OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS         S&P RATINGS

Aaa, Aa, A        4.5%  AAA, AA, A    3.7%

Baa               3.1%  BBB           5.1%

Ba                5.7%  BB            1.9%

B                 9.4%  B             18.4%

Caa               5.7%  CCC           6.8%

Ca, C             0.0%  CC, C         0.0%

                        D             0.0%

The percentage not rated by Moody's or S&P amounted to 10.2%. FMR has determined that unrated debt securities that are lower quality account for 10.2% of the total value of investment in securities.
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $950,827,000. Net unrealized appreciation aggregated $31,087,000, of which $101,383,000 related to appreciated investment securities and $70,296,000 related to depreciated investment securities.
The fund hereby designates approximately $52,274,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS)                       NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $943,346) -                          $ 981,914
SEE ACCOMPANYING SCHEDULE

CASH                                                                           1,846

FOREIGN CURRENCY HELD AT VALUE (COST $919)                                     898

RECEIVABLE FOR INVESTMENTS SOLD                                                23,922

RECEIVABLE FOR FUND SHARES SOLD                                                1,191

DIVIDENDS RECEIVABLE                                                           792

INTEREST RECEIVABLE                                                            5,968

OTHER RECEIVABLES                                                              211

 TOTAL ASSETS                                                                  1,016,742

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                   $ 16,914

PAYABLE FOR FUND SHARES REDEEMED                                     5,069

ACCRUED MANAGEMENT FEE                                               494

OTHER PAYABLES AND ACCRUED EXPENSES                                  301

COLLATERAL ON SECURITIES LOANED, AT VALUE                            7,127

 TOTAL LIABILITIES                                                             29,905

NET ASSETS                                                                    $ 986,837

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                               $ 860,576

UNDISTRIBUTED NET INVESTMENT INCOME                                            6,817

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                          80,897
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                      38,547
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 53,032 SHARES OUTSTANDING                                     $ 986,837

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                           $18.61
PER SHARE ($986,837 (DIVIDED BY) 53,032 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                              YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                                                     $ 18,067
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $325)               23,341

 TOTAL INCOME                                                          41,408

EXPENSES

MANAGEMENT FEE                                             $ 5,102
BASIC FEE

 PERFORMANCE ADJUSTMENT                                     288

TRANSFER AGENT FEES                                         2,049

ACCOUNTING AND SECURITY LENDING FEES                        477

NON-INTERESTED TRUSTEES' COMPENSATION                       4

CUSTODIAN FEES AND EXPENSES                                 64

REGISTRATION FEES                                           80

AUDIT                                                       50

LEGAL                                                       6

INTEREST                                                    5

REPORTS TO SHAREHOLDERS                                     56

MISCELLANEOUS                                               4

 TOTAL EXPENSES BEFORE REDUCTIONS                           8,185

 EXPENSE REDUCTIONS                                         (154)      8,031

NET INVESTMENT INCOME                                                  33,377

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      90,235

 FOREIGN CURRENCY TRANSACTIONS                              (74)       90,161

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      (39,454)

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (21)       (39,475)

NET GAIN (LOSS)                                                        50,686

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 84,063
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         NOVEMBER 30,  NOVEMBER 30,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 33,377      $ 37,422
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 90,161        112,126

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     (39,475)      (3,229)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          84,063        146,319
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (31,437)      (47,359)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (95,599)      (49,453)

 TOTAL DISTRIBUTIONS                                      (127,036)     (96,812)

SHARE TRANSACTIONS                                        458,888       457,041
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            119,172       88,795

 COST OF SHARES REDEEMED                                  (577,708)     (713,412)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          352           (167,576)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (42,621)      (118,069)

NET ASSETS

 BEGINNING OF PERIOD                                      1,029,458     1,147,527

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 986,837     $ 1,029,458
INCOME OF $6,817 AND $8,396, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     24,071        24,408

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  6,962         5,058

 REDEEMED                                                 (30,607)      (38,427)

 NET INCREASE (DECREASE)                                  426           (8,961)




FINANCIAL HIGHLIGHTS
                                           YEARS ENDED NOVEMBER 30,

                                 1998     1997     1996     1995     1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING       $ 19.57  $ 18.64  $ 17.66  $ 15.63  $ 17.63
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME            .60 B    .64 B    .83      .79      .78

 NET REALIZED AND UNREALIZED      .86      1.90     1.79     1.94     (.86)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT            1.46     2.54     2.62     2.73     (.08)
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME       (.58)    (.80)    (.74)    (.70)    (.91)

 FROM NET REALIZED GAIN           (1.84)   (.81)    (.90)    -        (1.01)

 TOTAL DISTRIBUTIONS              (2.42)   (1.61)   (1.64)   (.70)    (1.92)

NET ASSET VALUE, END OF PERIOD   $ 18.61  $ 19.57  $ 18.64  $ 17.66  $ 15.63

TOTAL RETURN A                    8.88%    14.84%   16.02%   18.00%   (.54)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD        $ 987    $ 1,029  $ 1,148  $ 1,049  $ 903
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE      .79%     .74%     .85%     .70%     .86%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE      .77% C   .73% C   .83% C   .70%     .85% C
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME    3.21%    3.46%    4.48%    4.59%    4.61%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE           223%     212%     175%     203%     318%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 8 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Convertible Securities Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,170,448,000 and $2,319,006,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).15% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .52% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING AND SECURITY LENDING
FEES - CONTINUED
lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $86,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a lender.
The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $21,834,000. The weighted average interest rate was 5.87%. Interest earned from the interfund lending program amounted to $4,000 and is included in interest income on the Statement of Operations.
6. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan.
At period end, the value of the securities loaned and the value of collateral amounted to $6,607,000 and $7,127,000, respectively.
7. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $7,271,000 and $5,776,000, respectively. The weighted average interest rate was 5.64%.
8. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $134,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $12,000 and $8,000, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Convertible Securities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Convertible Securities Fund (a fund of Fidelity Financial Trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Convertible Securities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Convertible Securities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE         12/29/97 1/5/98 12/21/98 1/11/99

RECORD DATE      12/26/97 1/2/98 12/18/98 1/8/99

DIVIDENDS        $.15     -      $.19     -

SHORT-TERM
CAPITAL GAINS    $1.15    $.05   $.38     -

LONG-TERM
CAPITAL GAINS    $.62     $.02   $.71     $.05

LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate        62.31%   -      -        -
 20% rate        37.69%   100%   100%     100%
A total of 1.09% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 19% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on November 18, 1998. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF             % OF
               VOTES CAST       VOTES CAST
RALPH F. COX
AFFIRMATIVE    483,300,629.51   96.943

AGAINST        0.00             0.000

WITHHELD       15,239,212.77    3.057

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    482,782,921.68   96.839

AGAINST        0.00             0.000

WITHHELD       15,756,920.60    3.161

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

ROBERT M. GATES
AFFIRMATIVE    482,780,703.27   96.839

AGAINST        0.00             0.000

WITHHELD       15,759,139.01    3.161

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    483,231,474.02   96.929

AGAINST        0.00             0.000

WITHHELD       15,308,368.26    3.071

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

E. BRADLEY JONES
AFFIRMATIVE    481,167,041.86   96.515

AGAINST        0.00             0.000

WITHHELD       17,372,800.42    3.485

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

               # OF             % OF
               VOTES CAST       VOTES CAST
DONALD J. KIRK
AFFIRMATIVE    483,032,185.93   96.889

AGAINST        0.00             0.000

WITHHELD       15,507,656.35    3.111

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

PETER S. LYNCH
AFFIRMATIVE    483,423,487.96   96.968

AGAINST        0.00             0.000

WITHHELD       15,116,354.32    3.032

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    483,226,029.26   96.928

AGAINST        0.00             0.000

WITHHELD       15,313,813.02    3.072

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    481,426,705.32   96.567

AGAINST        0.00             0.000

WITHHELD       17,113,136.96    3.433

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

MARVIN L. MANN
AFFIRMATIVE    483,450,083.32   96.973

AGAINST        0.00             0.000

WITHHELD       15,089,758.96    3.027

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

PROPOSAL 1 - CONTINUED
               # OF             % OF
               VOTES CAST       VOTES CAST
ROBERT C. POZEN
AFFIRMATIVE    483,354,095.00   96.954

AGAINST        0.00             0.000

WITHHELD       15,185,747.28    3.046

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    481,569,448.34   96.596

AGAINST        0.00             0.000

WITHHELD       16,970,393.94    3.404

ABSTAIN        0.00             0.000

TOTAL          498,539,842.28   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    474,387,522.89   95.155

AGAINST        8,279,512.54     1.661

WITHHELD       0.00             0.00

ABSTAIN        15,872,806.85    3.184

TOTAL          498,539,842.28   100.000

PROPOSAL 3
To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    430,480,264.96   88.214

AGAINST        28,241,588.33    5.788

WITHHELD       0.00             0.00

ABSTAIN        29,270,812.35    5.998

TOTAL          487,992,665.64   100.000

BROKER         10,547,176.64
 NON-VOTES

PROPOSAL 4
To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    406,267,565.54   83.305

AGAINST        50,967,231.63    10.451

WITHHELD       0.00             0.000

ABSTAIN        30,453,068.43    6.244

TOTAL          487,687,865.60   100.000

BROKER         10,851,976.68
 NON-VOTES

PROPOSAL 5
To approve an amended management contract for the fund.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    422,210,613.94   86.574

AGAINST        30,367,486.64    6.227

WITHHELD       0.00             0.000

ABSTAIN        35,109,782.35    7.199

TOTAL          487,687,882.93   100.000

BROKER         10,851,959.35
 NON-VOTES

PROPOSAL 6
To amend the fund's fundamental investment limitation concerning diversification.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    413,269,731.93   84.741

AGAINST        41,616,934.84    8.533

WITHHELD       0.00             0.000

ABSTAIN        32,801,216.16    6.726

TOTAL          487,687,882.93   100.000

BROKER         10,851,959.35
 NON-VOTES

PROPOSAL 7
To amend the fund's fundamental investment limitation concerning underwriting.
               # OF             % OF
               VOTES CAST       VOTES CAST
AFFIRMATIVE    413,275,671.62   84.689

AGAINST        38,785,837.05    7.948

WITHHELD       0.00             0.000

ABSTAIN        35,931,156.97    7.363

TOTAL          487,992,665.64   100.000

BROKER         10,547,176.64
 NON-VOTES

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
David Felman, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES

CVS-ANN-0199  69055
1.539184.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity(registered trademark) Fund
Global Balanced Fund
Growth & Income Portfolio
Growth & Income II Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY
EQUITY-INCOME II
FUND

ANNUAL REPORT
NOVEMBER 30, 1998

(2_FIDELITY_LOGOS)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    19  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   23  Footnotes to the financial statements.

REPORT OF INDEPENDENT   27  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           28

PROXY VOTING RESULTS    29


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998  PAST 1  PAST 5   LIFE OF
                                 YEAR    YEARS    FUND

FIDELITY EQUITY-INCOME II        20.05%  134.68%  397.62%

S&P 500 (registered trademark)   23.66%  181.25%  346.94%

Equity Income Funds Average      10.66%  114.51%  n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 21, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 219 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998       PAST 1  PAST 5  LIFE OF
                                      YEAR    YEARS   FUND

FIDELITY EQUITY-INCOME II             20.05%  18.60%  21.38%

S&P 500                               23.66%  22.98%  19.82%

Equity Income Funds Average           10.66%  16.40%  n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Equity-Income II            S&P 500
             00319                       SP001
  1990/08/21      10000.00                    10000.00
  1990/08/31      10090.00                    10035.72
  1990/09/30       9790.00                     9546.98
  1990/10/31       9790.00                     9505.93
  1990/11/30      10180.00                    10120.01
  1990/12/31      10451.06                    10402.36
  1991/01/31      10954.00                    10855.90
  1991/02/28      11929.70                    11632.10
  1991/03/31      12424.99                    11913.60
  1991/04/30      12770.41                    11942.19
  1991/05/31      13420.62                    12458.09
  1991/06/30      13105.67                    11887.51
  1991/07/31      13833.74                    12441.47
  1991/08/31      14361.43                    12736.33
  1991/09/30      14456.53                    12523.64
  1991/10/31      14904.71                    12691.45
  1991/11/30      14456.53                    12179.99
  1991/12/31      15320.99                    13573.38
  1992/01/31      15754.68                    13320.91
  1992/02/29      16262.56                    13494.08
  1992/03/31      16199.86                    13230.95
  1992/04/30      16550.87                    13619.94
  1992/05/31      16731.70                    13686.68
  1992/06/30      16626.27                    13482.75
  1992/07/31      17139.50                    14034.19
  1992/08/31      16786.65                    13746.49
  1992/09/30      17001.04                    13908.70
  1992/10/31      17140.75                    13957.38
  1992/11/30      17807.03                    14433.32
  1992/12/31      18240.51                    14610.85
  1993/01/31      18739.36                    14733.59
  1993/02/28      19071.82                    14933.96
  1993/03/31      19793.85                    15249.07
  1993/04/30      19849.55                    14880.04
  1993/05/31      20150.30                    15278.83
  1993/06/30      20341.51                    15323.14
  1993/07/31      20543.02                    15261.84
  1993/08/31      21214.73                    15840.27
  1993/09/30      21136.47                    15718.30
  1993/10/31      21530.18                    16043.67
  1993/11/30      21203.96                    15891.25
  1993/12/31      21685.43                    16083.53
  1994/01/31      22723.07                    16630.37
  1994/02/28      22286.55                    16179.69
  1994/03/31      21374.40                    15474.26
  1994/04/30      21955.29                    15672.33
  1994/05/31      22216.10                    15929.35
  1994/06/30      22047.50                    15539.08
  1994/07/31      22643.38                    16048.77
  1994/08/31      23418.02                    16706.77
  1994/09/30      22879.58                    16297.45
  1994/10/31      23274.88                    16664.14
  1994/11/30      22244.70                    16057.23
  1994/12/31      22370.95                    16295.36
  1995/01/31      22345.60                    16717.90
  1995/02/28      23154.03                    17369.40
  1995/03/31      23916.45                    17881.97
  1995/04/30      24475.31                    18408.59
  1995/05/31      25046.86                    19144.39
  1995/06/30      25390.89                    19589.11
  1995/07/31      26386.61                    20238.68
  1995/08/31      26527.03                    20289.48
  1995/09/30      27125.59                    21145.70
  1995/10/31      26317.59                    21070.21
  1995/11/30      27612.95                    21995.19
  1995/12/31      28274.79                    22418.82
  1996/01/31      29056.25                    23181.96
  1996/02/29      29427.41                    23396.85
  1996/03/31      30226.90                    23622.16
  1996/04/30      30706.27                    23970.35
  1996/05/31      30999.21                    24588.55
  1996/06/30      30759.08                    24682.23
  1996/07/31      29714.58                    23591.77
  1996/08/31      30397.52                    24089.32
  1996/09/30      31443.22                    25445.07
  1996/10/31      32022.26                    26146.84
  1996/11/30      33894.04                    28123.28
  1996/12/31      33564.33                    27566.16
  1997/01/31      34714.35                    29288.50
  1997/02/28      35041.04                    29518.12
  1997/03/31      33624.26                    28305.22
  1997/04/30      35208.43                    29995.04
  1997/05/31      37220.75                    31821.14
  1997/06/30      38981.23                    33246.72
  1997/07/31      41547.49                    35892.17
  1997/08/31      39153.27                    33881.49
  1997/09/30      41322.15                    35737.18
  1997/10/31      40012.85                    34543.55
  1997/11/30      41451.65                    36142.58
  1997/12/31      42684.77                    36763.14
  1998/01/31      42875.18                    37169.74
  1998/02/28      45524.77                    39850.43
  1998/03/31      48002.14                    41891.17
  1998/04/30      48114.83                    42312.59
  1998/05/31      47921.66                    41585.24
  1998/06/30      49500.82                    43274.43
  1998/07/31      49226.35                    42813.56
  1998/08/31      41718.89                    36623.57
  1998/09/30      43543.72                    38969.68
  1998/10/31      47300.56                    42139.47
  1998/11/30      49761.93                    44693.55
IMATRL PRASUN   SHR__CHT 19981130 19981222 090053 R00000000000103

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Equity-Income II Fund on August 21, 1990, when the fund started. As the chart shows, by November 30, 1998, the value of the investment would have grown to $49,762 - a 397.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $44,694 - a 346.94% increase.

UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short
months earlier would not keep
positive investor sentiment down.
For the 12-month period ending
November 30, 1998, the Dow -
an index of 30 blue-chip stocks -
returned 18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 - a popular measure of
small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level
off is impossible to predict.

An interview with Bettina Doulton, Portfolio Manager of Fidelity
Equity-Income II Fund

Q. HOW DID THE FUND PERFORM, BETTINA?
A. For the 12 months that ended November 30, 1998, the fund's total return was 20.05%. This compared favorably to the equity income funds average, which returned 10.66% in that time span according to Lipper Analytical Services, but lagged the Standard & Poor's 500 Index return of 23.66%.
Q. WHY DID THE FUND OUTPERFORM ITS LIPPER PEER GROUP, BUT LAG THE S&P
500?
A. The fund benefited from its focus on industry-leading companies that had growing market share and improving financial returns. Over the past year, the valuation gap continued to widen between the "haves" and the "have-nots" due to an overall flight to quality. The "haves" were those stocks characterized by larger market capitalizations and business franchises able to consistently deliver relatively good earnings growth despite slower global economic growth. This description contrasted sharply with the "have-nots," characterized as generally more illiquid, less predictable growers, or economically sensitive companies. From a sector perspective, stock selection was strong among media and leisure holdings, with Time Warner being a noteworthy example. While the fund performed well relative to its peers, however, it lagged the S&P 500. This was due in large part to the fund's underweighting in such large-cap growth stocks as Microsoft, Dell Computer and Lucent Technologies. Given the fund's equity-income focus, it was difficult to have higher exposures to these low-yielding, high price-to-earnings ratio stocks.
Q. HOW DID THE FUND WEATHER THE MARKET VOLATILITY WE'VE SEEN OVER THE PAST 12 MONTHS?
A. I tried to keep the fund's stock selection focused on companies with solid earnings growth and its industry weightings fairly diversified. I also increased the fund's stake in the slow-but-steadily-growing utilities sector by adding selectively to positions in regional Bell operating companies such as BellSouth. In addition, I added defensive positions in electric utilities such as Duke Energy. Overall, I continued to focus the fund's stock selection on companies that offered both fair valuations and reasonable dividend yields, in an effort to keep the fund's relative volatility consistent with its equity-income objectives.
Q. AT THE END OF THE PERIOD, FINANCE STOCKS ACCOUNTED FOR OVER 22% OF THE FUND'S INVESTMENTS. HOW DID THESE STOCKS PERFORM?
A. During the spring and early summer months, the fund benefited from strong gains in several of its finance holdings that were involved in pending mergers as well as those that were positioned to benefit from a good domestic economy. Fund holdings American Express, Chase Manhattan and Citicorp all had strong gains during the first six months of the period. However, during the second half of the period, finance holdings detracted from the fund's relative performance amidst concerns over these companies' trading losses, emerging markets' exposure and the subsequent tightening of global credit. Consequently, for the entire 12-month period ending November 30, 1998, the fund's overweighting in finance detracted from returns relative to the S&P
500. Within this sector, however, some individual stocks outperformed. Declining interest rates and an increase in home financing activity, for example, fueled a sharp price increase for Fannie Mae.
Q. WHICH INDIVIDUAL STOCKS OR SECTORS TURNED OUT TO BE DISAPPOINTING DURING THE PERIOD?
A. Retail-store chain J.C. Penney experienced disappointing results as several aspects of the company's internal business plan were not as successful as had been originally hoped. France-based telecommunications company Alcatel also struggled during the period, due mostly to a more competitive marketplace and a challenging economic atmosphere. Lastly, the fund's lower exposure - relative to the S&P 500 - to technology stocks hurt performance. Given the fund's equity-income objective, tech stocks do not typically play a significant role in the portfolio.
Q. WHAT'S YOUR OUTLOOK?
A. As was the case during the past year, I believe the next year will continue to reward those companies with solid earnings growth and improving financial returns, and will swiftly punish those companies that encounter earnings disappointments. During the past few months, the Federal Reserve Board eased its monetary policies in an attempt to help sustain domestic economic growth. Nevertheless, I believe heightened levels of market volatility will persist due to the uncertain market reaction to news flow and to global economic developments.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BETTINA DOULTON ON
DEFLATION AND MARKET
VOLATILITY:
"From 1991 to 1997, much of the
U.S. market strength was
attributable to a favorable backdrop
of benign interest rates, low
inflation, rising corporate profits
and a high demand for stocks. Until
July 1998, the market had been
priced with the assumption that
these near-perfect conditions would
continue. Over the past summer,
though, investors came to realize
that there were flaws in this
scenario. Concerns began to mount
that the domestic economy was
entering a deflationary period
during which not only interest rates
but also corporate earnings would
decline. The ongoing economic
weakness in Asia, the recent
economic slowdown in Latin
America and other emerging
markets and a lack of pricing power
across almost all industry groups
continued to contribute to these
newborn deflationary fears - and
for good reason. When set in motion,
these deflationary forces have been
swift and devastating in their quest
to correct excess capacity by quickly
shifting global capital to those
markets and industries with the
best perceived growth prospects.
Due to the degree of excess global
capacity that still exists, I believe
the market will continue to be
greatly affected by the specter of
deflation during the next year.
Consequently, stock selection will
become increasingly critical over
the next 12 months, just as it has
been during the past 12 months. I
will continue to focus
Equity-Income II's stock selection
on industry-leading companies that
can improve their financial returns
in today's challenging environment
of anemic pricing power."

FUND FACTS
GOAL: reasonable income; the
fund also considers the
potential for capital
appreciation
FUND NUMBER: 319
TRADING SYMBOL: FEQTX
START DATE: August 21, 1990
SIZE: as of November 30,
1998, more than $18.6 billion
MANAGER: Bettina Doulton,
since 1996; manager, Fidelity
Puritan Fund, since 1996;
joined Fidelity in 1986
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF NOVEMBER 30, 1998

                                        % OF FUND'S   % OF FUND'S INVESTMENTS
                                        INVESTMENTS   IN THESE STOCKS
                                                      6 MONTHS AGO

General Electric Co.                     5.0           4.5

American Express Co.                     3.7           3.4

Citigroup, Inc.                          3.4           5.8

Time Warner, Inc.                        2.9           2.1

Merck & Co., Inc.                        2.8           2.1

Philip Morris Companies, Inc.            2.6           1.9

Fannie Mae                               2.6           1.7

AT&T Corp.                               2.4           2.0

International Business Machines Corp.    2.1           1.4

British Petroleum Co. PLC ADR            2.0           2.0


TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1998

                                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                                 INVESTMENTS   IN THESE MARKET SECTORS
                                                               6 MONTHS AGO

FINANCE                                           22.7          27.3

UTILITIES                                         10.5          8.1

HEALTH                                            10.1          11.0

NONDURABLES                                       9.3           8.3

INDUSTRIAL MACHINERY & EQUIPMENT                  8.4           8.7


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
ROW: 1, COL: 1, VALUE: 92.3
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 2.4
ROW: 1, COL: 4, VALUE: 5.3
STOCKS  96.0%
BONDS 0.2%
CONVERTIBLE
SECURITIES 1.4%
SHORT-TERM
INVESTMENTS 2.4%
FOREIGN
INVESTMENTS 8.7%
STOCKS  93.3%
BONDS 0.0%
CONVERTIBLE
SECURITIES 1.4%
SHORT-TERM
INVESTMENTS 5.3%
FOREIGN
INVESTMENTS 6.5%
ROW: 1, COL: 1, VALUE: 93.0
ROW: 1, COL: 2, VALUE: 1.2
ROW: 1, COL: 3, VALUE: 2.4
ROW: 1, COL: 4, VALUE: 3.4
*
**


INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 93.3%

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

AEROSPACE & DEFENSE - 1.9%

AEROSPACE & DEFENSE - 1.6%

AlliedSignal, Inc.                                     1,536,100                $ 67,588

Gulfstream Aerospace Corp. (a)                         576,500                   29,618

Textron, Inc.                                          1,854,000                 144,033

United Technologies Corp.                              437,200                   46,862

                                                                                 288,101

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.                                 1,010,430                 58,668

TOTAL AEROSPACE & DEFENSE                                                        346,769

BASIC INDUSTRIES - 2.1%

CHEMICALS & PLASTICS - 1.1%

Avery Dennison Corp.                                   320,500                   15,364

du Pont (E.I.) de Nemours & Co.                        2,369,800                 139,226

Praxair, Inc.                                          1,386,500                 52,947

                                                                                 207,537

METALS & MINING - 1.0%

Aluminum Co. of America                                2,488,200                 184,438

TOTAL BASIC INDUSTRIES                                                           391,975

CONSTRUCTION & REAL ESTATE - 1.2%

BUILDING MATERIALS - 1.0%

Masco Corp.                                            5,658,600                 163,392

Sherwin-Williams Co.                                   745,300                   21,148

                                                                                 184,540

REAL ESTATE INVESTMENT TRUSTS - 0.2%

Apartment Investment & Management Co. Class A          77,900                    2,668

Boston Properties, Inc.                                106,400                   3,358

Equity Residential Properties Trust (SBI)              487,300                   20,619

Simon Property Group, Inc.                             171,200                   5,072

                                                                                 31,717

TOTAL CONSTRUCTION & REAL ESTATE                                                 216,257

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

DURABLES - 1.8%

AUTOS, TIRES, & ACCESSORIES - 1.2%

Danaher Corp.                                          359,000                  $ 16,379

Eaton Corp.                                            261,500                   17,864

Federal-Mogul Corp.                                    196,400                   11,146

Ford Motor Co.                                         3,148,300                 173,944

                                                                                 219,333

CONSUMER DURABLES - 0.1%

Minnesota Mining & Manufacturing Co.                   333,600                   26,792

CONSUMER ELECTRONICS - 0.5%

Black & Decker Corp.                                   1,692,140                 91,693

TOTAL DURABLES                                                                   337,818

ENERGY - 6.8%

ENERGY SERVICES - 0.5%

Halliburton Co.                                        1,550,500                 45,546

Schlumberger Ltd.                                      1,133,100                 50,635

                                                                                 96,181

OIL & GAS - 6.3%

British Petroleum Co. PLC                              2                         -

British Petroleum Co. PLC ADR                          4,120,943                 379,642

Burlington Resources, Inc.                             1,849,200                 65,878

Chevron Corp.                                          306,700                   25,648

Exxon Corp.                                            2,155,900                 161,827

Royal Dutch Petroleum Co. (NY Registry Gilder 1.25)    450,900                   21,192

Texaco, Inc.                                           2,556,700                 147,170

Total SA:

Class B                                                2,067,649                 252,770

sponsored ADR                                          98,400                    6,015

USX-Marathon Group                                     3,705,300                 105,138

                                                                                 1,165,280

TOTAL ENERGY                                                                     1,261,461

FINANCE - 22.7%

BANKS - 5.0%

Bank of New York Co., Inc.                             9,581,156                 328,155

Bank One Corp.                                         516,600                   26,508

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

BankBoston Corp.                                       1,095,700                $ 45,609

Chase Manhattan Corp.                                  5,841,800                 370,589

U.S. Bancorp                                           4,361,900                 160,572

                                                                                 931,433

CREDIT & OTHER FINANCE - 9.2%

American Express Co.                                   6,837,712                 684,199

Associates First Capital Corp.                         3,240,631                 252,364

Citigroup, Inc.                                        12,629,121                633,824

Equitable Companies (The), Inc.                        13,800                    762

Household International, Inc.                          3,550,386                 138,909

                                                                                 1,710,058

FEDERAL SPONSORED CREDIT - 4.5%

Fannie Mae                                             6,563,900                 477,524

Freddie Mac                                            5,770,500                 349,115

                                                                                 826,639

INSURANCE - 3.6%

Allstate Corp.                                         2,385,400                 97,205

American International Group, Inc.                     2,265,100                 212,919

Aon Corp.                                              578,700                   33,348

Chubb Corp. (The)                                      538,700                   37,743

Hartford Financial Services Group, Inc.                4,066,700                 224,431

MBIA, Inc.                                             927,000                   60,023

                                                                                 665,669

SECURITIES INDUSTRY - 0.4%

Morgan Stanley, Dean Witter & Co.                      1,096,400                 76,474

TOTAL FINANCE                                                                    4,210,273

HEALTH - 10.1%

DRUGS & PHARMACEUTICALS - 8.5%

American Home Products Corp.                           2,216,100                 118,007

Bristol-Myers Squibb Co.                               2,416,200                 296,136

Lilly (Eli) & Co.                                      2,950,600                 264,632

Merck & Co., Inc.                                      3,382,300                 523,834

Schering-Plough Corp.                                  1,879,150                 199,895

Warner-Lambert Co.                                     2,175,100                 164,220

                                                                                 1,566,724

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES - 1.5%

Baxter International, Inc.                             1,045,800                $ 66,474

Becton, Dickinson & Co.                                2,362,300                 100,398

Johnson & Johnson                                      1,431,600                 116,318

                                                                                 283,190

MEDICAL FACILITIES MANAGEMENT - 0.1%

Tenet Healthcare Corp. (a)                             805,100                   23,801

TOTAL HEALTH                                                                     1,873,715

INDUSTRIAL MACHINERY & EQUIPMENT - 8.4%

ELECTRICAL EQUIPMENT - 6.0%

Emerson Electric Co.                                   2,395,100                 155,682

General Electric Co.                                   10,358,200                937,407

Honeywell, Inc.                                        351,300                   28,082

                                                                                 1,121,171

INDUSTRIAL MACHINERY & EQUIPMENT - 2.3%

Cooper Industries, Inc.                                878,038                   43,134

Dover Corp.                                            288,800                   10,289

Illinois Tool Works, Inc.                              645,300                   41,017

Ingersoll-Rand Co.                                     1,434,500                 67,153

Tyco International Ltd.                                4,038,938                 265,813

                                                                                 427,406

POLLUTION CONTROL - 0.1%

Waste Management, Inc.                                 351,330                   15,063

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                           1,563,640

MEDIA & LEISURE - 4.9%

BROADCASTING - 3.6%

CBS Corp.                                              3,921,100                 116,898

Fox Entertainment Group, Inc. (a)                      416,000                   9,828

Time Warner, Inc.                                      5,074,282                 536,605

                                                                                 663,331

ENTERTAINMENT - 0.2%

Viacom, Inc. Class B (non-vtg.) (a)                    704,400                   46,887

PUBLISHING - 0.2%

McGraw-Hill Companies, Inc.                            398,100                   35,630

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.9%

McDonald's Corp.                                       2,369,600                $ 166,020

TOTAL MEDIA & LEISURE                                                            911,868

NONDURABLES - 9.3%

BEVERAGES - 0.5%

Anheuser-Busch Companies, Inc.                         1,203,500                 72,962

PepsiCo, Inc.                                          706,800                   27,344

                                                                                 100,306

FOODS - 1.8%

Bestfoods                                              640,000                   37,200

ConAgra, Inc.                                          1,030,200                 32,387

Dean Foods Co.                                         1,061,000                 48,276

Flowers Industries, Inc.                               938,000                   21,398

Heinz (H.J.) Co.                                       1,694,800                 98,828

Sara Lee Corp.                                         1,457,000                 85,052

                                                                                 323,141

HOUSEHOLD PRODUCTS - 4.4%

Avon Products, Inc.                                    3,277,300                 133,140

Clorox Co.                                             291,500                   32,375

Colgate-Palmolive Co.                                  24,900                    2,132

First Brands Corp.                                     377,400                   14,129

Gillette Co.                                           276,700                   12,711

Procter & Gamble Co.                                   1,795,100                 157,296

Unilever NV (NY shares)                                4,097,100                 316,757

Unilever PLC                                           13,809,900                145,005

                                                                                 813,545

TOBACCO - 2.6%

Philip Morris Companies, Inc.                          8,689,800                 486,086

TOTAL NONDURABLES                                                                1,723,078

RETAIL & WHOLESALE - 5.3%

DRUG STORES - 0.6%

Rite Aid Corp.                                         2,169,900                 100,629

GENERAL MERCHANDISE STORES - 3.3%

Dayton Hudson Corp.                                    2,612,900                 117,581

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES - CONTINUED

Federated Department Stores, Inc. (a)                  2,756,077                $ 114,894

Nordstrom, Inc.                                        1,908,300                 71,084

Saks Holdings, Inc. (a)                                1,461,572                 40,193

Wal-Mart Stores, Inc.                                  3,575,400                 269,272

                                                                                 613,024

GROCERY STORES - 1.1%

Albertson's, Inc.                                      155,800                   8,890

Kroger Co. (a)                                         954,900                   50,669

Meyer (Fred), Inc. (a)                                 2,876,800                 146,357

                                                                                 205,916

RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%

Home Depot, Inc.                                       1,173,200                 58,367

TOTAL RETAIL & WHOLESALE                                                         977,936

SERVICES - 0.7%

PRINTING - 0.5%

Donnelley (R.R.) & Sons Co.                            2,398,800                 101,799

SERVICES - 0.2%

ServiceMaster Co.                                      1,665,050                 35,799

TOTAL SERVICES                                                                   137,598

TECHNOLOGY - 6.9%

COMPUTERS & OFFICE EQUIPMENT - 5.8%

Compaq Computer Corp.                                  1,600,000                 52,000

International Business Machines Corp.                  2,388,500                 394,103

Pitney Bowes, Inc.                                     5,444,100                 304,870

Xerox Corp.                                            2,967,100                 318,963

                                                                                 1,069,936

ELECTRONICS - 1.1%

Motorola, Inc.                                         1,480,700                 91,803

Texas Instruments, Inc.                                1,482,500                 113,226

                                                                                 205,029

TOTAL TECHNOLOGY                                                                 1,274,965

COMMON STOCKS - CONTINUED

                                                      SHARES                    VALUE (NOTE 1)
                                                                                (000S)

TRANSPORTATION - 0.7%

RAILROADS - 0.7%

Burlington Northern Santa Fe Corp.                     3,301,300                $ 112,244

Union Pacific Corp.                                    530,800                   25,810

                                                                                 138,054

UTILITIES - 10.5%

ELECTRIC UTILITY - 1.7%

CMS Energy Corp.                                       1,632,300                 79,575

Duke Energy Corp.                                      1,818,300                 113,757

Entergy Corp.                                          432,300                   12,672

FPL Group, Inc.                                        818,400                   50,127

PG&E Corp.                                             1,704,600                 52,736

                                                                                 308,867

GAS - 0.3%

Enron Corp.                                            843,300                   44,326

Williams Companies, Inc.                               309,300                   8,912

                                                                                 53,238

TELEPHONE SERVICES - 8.5%

ALLTEL Corp.                                           2,388,500                 126,591

Ameritech Corp.                                        2,749,500                 148,817

AT&T Corp.                                             7,058,500                 439,833

BellSouth Corp.                                        1,800,500                 157,094

GTE Corp.                                              2,163,800                 134,156

MCI WorldCom, Inc. (a)                                 4,501,894                 265,612

SBC Communications, Inc.                               3,967,700                 190,202

Sprint Corp. (FON Group)                               1,178,000                 85,700

Sprint Corp. (PCS Group)(a)                            1,000                     16

Tele Danmark AS Class B                                372,600                   41,665

                                                                                 1,589,686

TOTAL UTILITIES                                                                  1,951,791

TOTAL COMMON STOCKS                                                              17,317,198
(Cost $11,815,819)



CONVERTIBLE PREFERRED STOCKS - 0.2%

                                                         SHARES             VALUE (NOTE 1)
                                                                            (000S)

FINANCE - 0.0%

CREDIT & OTHER FINANCE - 0.0%

Federal Mogul Financing Trust $3.50                       113,000           $ 7,232

INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%

Ingersoll Rand Co./Ingersoll Rand Finance $1.68 Income    22,400             538
PRIDES

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

MediaOne Group, Inc. $3.63 PIES                           575,500            32,300

TOTAL CONVERTIBLE PREFERRED STOCKS                                           40,070
(Cost $41,255)



CONVERTIBLE BONDS - 1.2%

MOODY'S RATINGS                                              PRINCIPAL
(UNAUDITED)                                                  AMOUNT (000S)

MEDIA & LEISURE - 0.2%

PUBLISHING - 0.2%

News America Holdings, Inc. liquid yield option    Baa3      $ 58,010                  34,806
notes 0% 3/11/13

RETAIL & WHOLESALE - 0.1%

DRUG STORES - 0.1%

Rite Aid Corp. 5.25% 9/15/02                       -          16,710                   24,595

SERVICES - 0.9%

ADT Operations, Inc. liquid yield option notes     Baa1       87,940                   157,281
0%, 7/6/10

TOTAL CONVERTIBLE BONDS                                                                216,682
(Cost $110,642)


CASH EQUIVALENTS - 5.3%

                                                              SHARES

Taxable Central Cash Fund (b)                                 992,605,630               992,606
(Cost $992,606)

TOTAL INVESTMENT IN SECURITIES - 100%                                                 $ 18,566,556
(Cost $12,960,322)

SECURITY TYPE ABBREVIATIONS
PREFERRED STOCK ABBREVIATIONS
PIES - Premium Income Equity
  Securities
PRIDES - Preferred Redeemable
  Increased Dividend Equity
  Securities
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $13,031,816,000. Net unrealized appreciation aggregated $5,534,740,000, of which $5,662,444,000 related to appreciated investment securities and $127,704,000 related to depreciated investment securities.
The fund hereby designates $1,553,109,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                         NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $12,960,322) -                     $ 18,566,556
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                              78,450

RECEIVABLE FOR FUND SHARES SOLD                                              19,235

DIVIDENDS RECEIVABLE                                                         24,362

INTEREST RECEIVABLE                                                          4,300

OTHER RECEIVABLES                                                            298

 TOTAL ASSETS                                                                18,693,201

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                 $ 49,325

PAYABLE FOR FUND SHARES REDEEMED                                   27,288

ACCRUED MANAGEMENT FEE                                             7,412

OTHER PAYABLES AND ACCRUED EXPENSES                                2,823

 TOTAL LIABILITIES                                                           86,848

NET ASSETS                                                                  $ 18,606,353

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                             $ 11,392,081

UNDISTRIBUTED NET INVESTMENT INCOME                                          38,414

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                        1,569,532
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                    5,606,326
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 605,418 SHARES OUTSTANDING                                  $ 18,606,353

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                         $30.73
PER SHARE ($18,606,353 (DIVIDED BY) 605,418 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                               YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                                                     $ 287,079
DIVIDENDS

INTEREST                                                               46,008

 TOTAL INCOME                                                          333,087

EXPENSES

MANAGEMENT FEE                                            $ 87,667

TRANSFER AGENT FEES                                        30,979

ACCOUNTING FEES AND EXPENSES                               845

NON-INTERESTED TRUSTEES' COMPENSATION                      76

CUSTODIAN FEES AND EXPENSES                                445

REGISTRATION FEES                                          144

AUDIT                                                      107

LEGAL                                                      81

INTEREST                                                   6

REPORTS TO SHAREHOLDERS                                    667

MISCELLANEOUS                                              57

 TOTAL EXPENSES BEFORE REDUCTIONS                          121,074

 EXPENSE REDUCTIONS                                        (3,269)     117,805

NET INVESTMENT INCOME                                                  215,282

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     1,578,506

 FOREIGN CURRENCY TRANSACTIONS                             (315)       1,578,191

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     1,388,829

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              113         1,388,942

NET GAIN (LOSS)                                                        2,967,133

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 3,182,415
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         NOVEMBER 30,  NOVEMBER 30,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 215,282     $ 251,924
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 1,578,191     1,914,279

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     1,388,942     1,038,158

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,182,415     3,204,361
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (200,602)     (297,983)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (1,714,025)   (715,007)

 TOTAL DISTRIBUTIONS                                      (1,914,627)   (1,012,990)

SHARE TRANSACTIONS                                        2,699,403     2,859,865
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            1,855,162     980,564

 COST OF SHARES REDEEMED                                  (3,866,382)   (4,977,444)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          688,183       (1,137,015)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,955,971     1,054,356

NET ASSETS

 BEGINNING OF PERIOD                                      16,650,382    15,596,026

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 18,606,353  $ 16,650,382
INCOME OF $38,414 AND $25,479, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     93,193        110,027

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  69,690        40,102

 REDEEMED                                                 (135,365)     (191,956)

 NET INCREASE (DECREASE)                                  27,518        (41,827)



FINANCIAL HIGHLIGHTS
                                                           YEARS ENDED NOVEMBER 30,

                              1998                      1997      1996      1995      1994

SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 28.81                   $ 25.17   $ 21.53   $ 18.57   $ 18.85
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME         .35 B                     .42 B     .48       .42       .37

 NET REALIZED AND              4.84                      4.87      4.23      3.80      .53
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         5.19                      5.29      4.71      4.22      .90
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET                      (.33)                     (.49)     (.43)     (.40)     (.47)
 INVESTMENT INCOME

 FROM NET REALIZED GAIN        (2.94)                    (1.16)    (.64)     (.86)     (.71)

 TOTAL DISTRIBUTIONS           (3.27)                    (1.65)    (1.07)    (1.26)    (1.18)

NET ASSET VALUE,              $ 30.73                   $ 28.81   $ 25.17   $ 21.53   $ 18.57
END OF PERIOD

TOTAL RETURN A                 20.05%                    22.30%    22.75%    24.13%    4.91%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 18,606                  $ 16,650  $ 15,596  $ 11,553  $ 7,605
(IN MILLIONS)

RATIO OF EXPENSES TO           .68%                      .70%      .73%      .76%      .83%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .66% C                    .68% C    .72% C    .75% C    .81% C
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT        1.20%                     1.58%     2.13%     2.37%     2.36%
INCOME TO AVERAGE
NET ASSETS

PORTFOLIO TURNOVER RATE        62%                       77%       46%       45%       75%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Equity-Income II Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, market discount, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $10,646,895,000 and $11,519,003,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .49% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,160,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $38,011,000. The weighted average interest rate was 5.66%.
6. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,258,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $5,000 and $6,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Equity-Income II Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income II Fund (a fund of Fidelity Financial Trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income II Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Equity-Income II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE             12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE          12/19/97 1/2/98 12/18/98 1/8/99
DIVIDENDS            $.09     -      $.09     -
SHORT-TERM
CAPITAL GAINS        $.51     $.07   -        $.04
LONG-TERM
CAPITAL GAINS        $2.00    $.36   $2.22    $.16
LONG-TERM
CAPITAL GAIN PERCENTAGES:
28% rate             42.43%   -      -        -
20% rate             57.57%   100%   100%     100%

A total of 1.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 42% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on November 18, 1998. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF                % OF
               VOTES CAST          VOTES CAST
RALPH F. COX
AFFIRMATIVE    10,160,483,188.00   92.738

WITHHELD       795,586,320.46      7.262

TOTAL          10,956,069,508.46   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    10,157,507,017.22   92.711

WITHHELD       798,562,491.24      7.289

TOTAL          10,956,069,508.46   100.000

ROBERT M. GATES
AFFIRMATIVE    10,154,023,194.57   92.679

WITHHELD       802,046,313.89      7.321

TOTAL          10,956,069,508.46   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    10,157,453,192.12   92.711

WITHHELD       798,616,316.34      7.289

TOTAL          10,956,069,508.46   100.000

E. BRADLEY JONES
AFFIRMATIVE    10,145,954,432.96   92.606

WITHHELD       810,115,075.50      7.394

TOTAL          10,956,069,508.46   100.000

DONALD J. KIRK
AFFIRMATIVE    10,162,316,426.53   92.755

WITHHELD       793,753,081.93      7.245

TOTAL          10,956,069,508.46   100.000

               # OF                % OF
               VOTES CAST          VOTES CAST
 PETER S. LYNCH
AFFIRMATIVE    10,164,051,742.00   92.771

WITHHELD       792,017,766.46      7.229

TOTAL          10,956,069,508.46   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    10,163,493,850.17   92.766

WITHHELD       792,575,658.30      7.234

TOTAL          10,956,069,508.47   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    10,150,319,867.48   92.646

WITHHELD       805,749,640.98      7.354

TOTAL          10,956,069,508.46   100.000

MARVIN L. MANN
AFFIRMATIVE    10,163,561,352.65   92.766

WITHHELD       792,508,155.81      7.234

TOTAL          10,956,069,508.46   100.000

ROBERT C. POZEN
AFFIRMATIVE    10,162,866,733.25   92.760

WITHHELD       793,202,775.21      7.240

TOTAL          10,956,069,508.46   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    10,151,567,980.59   92.657

WITHHELD       804,501,527.87      7.343

TOTAL          10,956,069,508.46   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    7,562,931,428.42   90.590

AGAINST        88,561,129.73      1.060

ABSTAIN        697,068,416.76     8.350

TOTAL          8,348,560,974.91   100.000

PROPOSAL 3
To adopt an Amended and Restated Declaration of Trust.
               # OF                % OF
               VOTES CAST          VOTES CAST
AFFIRMATIVE    9,042,472,684.65    82.613

AGAINST        441,479,298.39      4.034

ABSTAIN        1,461,570,348.78    13.353

TOTAL          10,945,522,331.82   100.000

BROKER         10,547,176.65
NON-VOTES

PROPOSAL 4
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,464,812,067.08   77.436

AGAINST        680,582,880.23     8.152

ABSTAIN        1,203,166,027.60   14.412

TOTAL          8,348,560,974.91   100.000

PROPOSAL 5
To approve an amended management contract for the fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,697,626,453.52   80.225

AGAINST        387,383,468.13     4.640

ABSTAIN        1,263,551,053.26   15.135

TOTAL          8,348,560,974.91   100.000

PROPOSAL 6
To amend the fund's fundamental investment limitation concerning diversification.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,594,496,792.55   78.990

AGAINST        520,459,473.02     6.234

ABSTAIN        1,233,604,709.34   14.776

TOTAL          8,348,560,974.91   100.000

PROPOSAL 7
To amend the fund's fundamental investment limitation concerning borrowing.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,464,112,015.93   77.428

AGAINST        612,828,511.88     7.340

ABSTAIN       1,271,620,447.10    15.232

TOTAL          8,348,560,974.91   100.000

PROPOSAL 8
To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    6,540,127,620.74   78.338

AGAINST        559,371,527.73     6.701

ABSTAIN        1,249,061,826.44   14.961

TOTAL         8,348,560,974.91    100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to
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(COMPUTER_GRAPHIC)
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* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD
AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bettina E. Doulton, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES

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FIDELITY
RETIREMENT GROWTH
FUND
ANNUAL REPORT
NOVEMBER 30, 1998

(2_FIDELITY_LOGOS)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      9   A summary of major shifts in the fund's
                            investments over the past six months.

INVESTMENTS             10  A complete list of the fund's investments
                            with their market values.

FINANCIAL STATEMENTS    21  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   25  Footnotes to the financial statements.

REPORT OF INDEPENDENT   30  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           31

PROXY VOTING RESULTS    32


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998     PAST 1  PAST 5   PAST 10
                                    YEAR    YEARS    YEARS

FIDELITY RETIREMENT GROWTH          27.16%  111.44%  366.30%

S&P 500 (registered trademark)      23.66%  181.25%  457.74%

Capital Appreciation Funds Average  8.48%   100.86%  296.44%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998          PAST 1  PAST 5  PAST 10
                                         YEAR    YEARS   YEARS

FIDELITY RETIREMENT GROWTH               27.16%  16.15%  16.65%

S&P 500                                  23.66%  22.98%  18.75%

Capital Appreciation Funds Average       8.48%   13.91%  13.51%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Retirement Growth           S&P 500
             00073                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31       9978.44                    10175.00
  1989/01/31      10748.51                    10919.81
  1989/02/28      10529.64                    10647.91
  1989/03/31      10805.25                    10896.00
  1989/04/30      11315.92                    11461.51
  1989/05/31      11534.78                    11925.70
  1989/06/30      11372.66                    11857.72
  1989/07/31      12442.65                    12928.47
  1989/08/31      12588.56                    13181.87
  1989/09/30      12775.00                    13127.82
  1989/10/31      12329.17                    12823.26
  1989/11/30      12661.51                    13084.85
  1989/12/31      13012.96                    13398.89
  1990/01/31      12371.85                    12499.82
  1990/02/28      12501.18                    12661.07
  1990/03/31      12604.63                    12996.59
  1990/04/30      12242.53                    12671.68
  1990/05/31      13389.19                    13907.16
  1990/06/30      13690.94                    13812.60
  1990/07/31      13639.21                    13768.40
  1990/08/31      12242.53                    12523.73
  1990/09/30      10940.68                    11913.83
  1990/10/31      10587.20                    11862.60
  1990/11/30      11320.03                    12628.92
  1990/12/31      11691.47                    12981.27
  1991/01/31      12230.40                    13547.25
  1991/02/28      13238.74                    14515.88
  1991/03/31      13586.44                    14867.16
  1991/04/30      13673.37                    14902.84
  1991/05/31      14125.38                    15546.65
  1991/06/30      13221.35                    14834.61
  1991/07/31      14081.91                    15525.90
  1991/08/31      14681.70                    15893.87
  1991/09/30      14864.24                    15628.44
  1991/10/31      15394.49                    15837.86
  1991/11/30      14959.86                    15199.60
  1991/12/31      17021.02                    16938.43
  1992/01/31      17058.36                    16623.37
  1992/02/29      17301.12                    16839.48
  1992/03/31      16768.92                    16511.11
  1992/04/30      16955.66                    16996.54
  1992/05/31      17273.11                    17079.82
  1992/06/30      16638.21                    16825.33
  1992/07/31      17207.75                    17513.49
  1992/08/31      16740.91                    17154.46
  1992/09/30      16936.99                    17356.88
  1992/10/31      17469.18                    17417.63
  1992/11/30      18458.89                    18011.57
  1992/12/31      18824.60                    18233.11
  1993/01/31      19294.07                    18386.27
  1993/02/28      18687.20                    18636.33
  1993/03/31      19213.92                    19029.55
  1993/04/30      19065.06                    18569.04
  1993/05/31      20072.71                    19066.69
  1993/06/30      20336.07                    19121.98
  1993/07/31      20473.47                    19045.49
  1993/08/31      21618.52                    19767.32
  1993/09/30      21698.68                    19615.11
  1993/10/31      22339.90                    20021.14
  1993/11/30      22053.64                    19830.94
  1993/12/31      22990.38                    20070.89
  1994/01/31      23640.01                    20753.30
  1994/02/28      23397.49                    20190.89
  1994/03/31      22325.26                    19310.57
  1994/04/30      22529.49                    19557.74
  1994/05/31      22682.67                    19878.49
  1994/06/30      22184.85                    19391.47
  1994/07/31      22746.49                    20027.51
  1994/08/31      23844.25                    20848.63
  1994/09/30      23576.19                    20337.84
  1994/10/31      23678.31                    20795.44
  1994/11/30      22989.02                    20038.07
  1994/12/31      23004.43                    20335.24
  1995/01/31      23104.93                    20862.53
  1995/02/28      23634.60                    21675.54
  1995/03/31      24135.64                    22315.19
  1995/04/30      24765.51                    22972.37
  1995/05/31      25080.45                    23890.58
  1995/06/30      25595.80                    24445.56
  1995/07/31      26841.23                    25256.17
  1995/08/31      27041.65                    25319.56
  1995/09/30      27628.58                    26388.05
  1995/10/31      27027.33                    26293.84
  1995/11/30      27914.88                    27448.14
  1995/12/31      28589.92                    27976.80
  1996/01/31      29015.32                    28929.13
  1996/02/29      29315.59                    29197.30
  1996/03/31      29410.41                    29478.47
  1996/04/30      30342.82                    29912.98
  1996/05/31      30611.48                    30684.44
  1996/06/30      29947.73                    30801.34
  1996/07/31      28256.75                    29440.54
  1996/08/31      28746.66                    30061.44
  1996/09/30      30058.36                    31753.30
  1996/10/31      29821.30                    32629.06
  1996/11/30      31670.32                    35095.49
  1996/12/31      30972.85                    34400.24
  1997/01/31      32459.69                    36549.57
  1997/02/28      32334.30                    36836.12
  1997/03/31      30381.70                    35322.52
  1997/04/30      31384.87                    37431.28
  1997/05/31      33283.72                    39710.10
  1997/06/30      35021.36                    41489.11
  1997/07/31      38192.09                    44790.40
  1997/08/31      36866.47                    42281.24
  1997/09/30      38801.15                    44596.98
  1997/10/31      36024.53                    43107.44
  1997/11/30      36669.42                    45102.89
  1997/12/31      36716.04                    45877.30
  1998/01/31      37958.07                    46384.71
  1998/02/28      42141.74                    49729.97
  1998/03/31      43536.29                    52276.64
  1998/04/30      44211.78                    52802.54
  1998/05/31      42817.23                    51894.87
  1998/06/30      45279.49                    54002.84
  1998/07/31      45170.54                    53427.71
  1998/08/31      37500.48                    45703.13
  1998/09/30      40965.08                    48630.87
  1998/10/31      43449.13                    52586.51
  1998/11/30      46630.47                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981209 161816 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Retirement Growth Fund on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $46,630 - a 366.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,774 - a 457.74% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short
months earlier would not keep
positive investor sentiment down.
For the 12-month period ending
November 30, 1998, the Dow -
an index of 30 blue-chip stocks -
returned 18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level
off is impossible to predict.

An interview with Fergus Shiel, Portfolio Manager of Fidelity
Retirement Growth Fund

Q. HOW DID THE FUND PERFORM, FERGUS?
A. I'm pleased with the performance of the fund. For the 12 months that ended November 30, 1998, the fund returned 27.16%. In comparison, the Standard & Poor's 500 Index returned 23.66% and the capital appreciation funds average, according to Lipper Analytical Services, had a total return of 8.48% during the same period.
Q. WHY DID THE FUND OUTPERFORM THE INDEX?
A. As the capital appreciation funds average indicates, it was a somewhat difficult year for active fund management. This was due in part to the very rotational nature of the market - where investors would favor one industry sector for a period of time and then abandon it in favor of another. It was a volatile year and managers had to be quick on their feet when making investment and strategy changes. Fortunately, our analysis anticipated many of these trends, and performance benefited from solid stock picking based on that analysis. The fund also benefited from its underweighted position relative to the index in the struggling finance sector. Finally, I committed significant assets to technology, health care and consumer non-durables stocks. These sectors provided a further boost to performance.
Q. WHAT STOCKS PERFORMED BEST FOR THE FUND?
A. Wal-Mart and Philip Morris worked out well. Wal-Mart management refocused its efforts on the company's return on assets; this resulted in reduced inventory levels, which freed up capital for stock buy-backs and allowed it to reduce prices to increase sales. Philip Morris' stock rallied during the period because it looked like the company's legal difficulties were being worked out and the worst may be over. Prior to this occurrence, the fund took advantage of significant price weakness to purchase more of the stock, which looked drastically undervalued given its fundamental business outlook. Internet stocks such as America Online and Yahoo! also performed very well. Volatility of these stocks was a classic example of how extremely important it was to closely monitor every investment and be ready to rotate out of certain holdings when it seemed they had appreciated significantly or exhibited increased risk to the fund.
Q. WHICH STOCKS HURT PERFORMANCE?
A. Mirage Resorts was a disappointment for the fund and was a case where I miscalculated the company's growth potential. Frankly, the number of new hotels and casinos that opened in Las Vegas outstripped demand, and I did not anticipate this scenario. Financial stocks also detracted from fund performance. Household International, for example, was hurt when bad news surfaced regarding financial companies' exposure to emerging markets and troubled hedge funds. While Household International's business was sound, and it did not have direct exposure to these troubled assets, the stock went down along with the rest of the financial sector.
Q. YOU MENTIONED THE ROTATIONAL AND VOLATILE NATURE OF THE MARKET DURING THE PERIOD. CAN YOU EXPAND A BIT MORE ON THIS?
A. Clearly, there was a lot of risk in the market over the past year. In hindsight, everything looks pretty good right now, but back in September and early October, there was a financial market meltdown. When stock prices collapse, all the traditional ways of measuring the value of a stock can become obsolete very quickly, and the market can drop dramatically and rapidly. It turned out later that the Federal Reserve Board was willing to step in to restore liquidity and confidence to the markets, but at the time, there was no telling if the Fed would intervene. As a result, it was important to become somewhat more defensive in my investment strategy.
Q. WHAT'S YOUR OUTLOOK, FERGUS?
A. Generally, I'm bullish. You can come to work thinking it's 1929 and once in awhile you'll be right. People will always ask, when will the bear market come? Well, we saw one back in September and October, and I never discount that risk. However, if I'm constantly on the defensive and thinking about what can I sell to position the fund more defensively, then the fund will miss out on the great companies and investment opportunities. At times, you have to give credibility to and put some faith in the people who run their businesses. In general, companies want to do the best things for their shareholders. Finally, I believe there are some major trends that bode well for the markets. First, the global financial markets are awash in liquidity and capital. Next, the economy, at least in the U.S., looks solid for the next several years. Third, people are more aware of the need for financial planning and saving for retirement.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FERGUS SHIEL ON THE
DOMINANCE OF LARGE-CAP
STOCKS:
"There has been a lot of talk about
the extended rally of large-cap
stocks, and I think it will be
interesting to see if this trend will
switch over to mid-cap stocks. Of
course, it's impossible to say for sure
if this will happen. However, the
fund has a mixture of large- and
mid-cap stocks, and I would like to
own more mid-cap stocks because
I think they offer great opportunities
to drive performance. For example,
mid-cap companies can often acquire
a competitor or buy a division of a
competitor, and it can have a
meaningful impact on its business.
Large-cap companies, on the other
hand, often encounter barriers, such
as anti-trust laws, and many times it
is difficult to find a merger or
acquisition that makes sound
business sense. While I believe the
mid-cap arena offers a lot of
potential, the market has chosen to
focus on large-cap stocks because of
what's happening in the global
economy. More specifically,
economies of scale available to
larger companies can provide a
competitive advantage because it
gives them the ability to cut prices.
Big businesses have been very good at
this. On the other hand, the market
has valued these large-cap stocks
accordingly, and their prices are
high. The big question is, will the
market start to take notice of
mid-cap companies as alternatives?
Many are strong competitors and
their stock prices do not fully reflect
their potential. It's a situation I will monitor closely."

FUND FACTS
GOAL: capital appreciation
by investing mainly in
common stocks with the
potential for growth
FUND NUMBER: 073
TRADING SYMBOL: FDFFX
START DATE: March 25, 1983
SIZE: as of November 30,
1998, more than $4.6 billion
MANAGER: Fergus Shiel, since
1996; manager, Fidelity Trend
Fund, 1995-1996; Fidelity
Dividend Growth Fund,
1994-1995; Fidelity Select
Broadcast & Media Portfolio,
1993; Fidelity Select
Telecommunications Portfolio,
1992-
1994; Fidelity Select Consumer
Products Portfolio, 1991-1993;
joined Fidelity in 1989
(checkmark)


INVESTMENT CHANGES




TOP TEN STOCKS AS OF NOVEMBER 30, 1998

                                        % OF FUND'S   % OF FUND'S INVESTMENTS
                                        INVESTMENTS   IN THESE STOCKS
                                                      6 MONTHS AGO

Philip Morris Companies, Inc.            4.3           2.6

Warner-Lambert Co.                       3.3           1.3

Microsoft Corp.                          2.6           1.4

Quaker Oats Co.                          2.1           0.0

MCI WorldCom, Inc.                       2.1           2.5

Schering-Plough Corp.                    2.1           1.2

Safeway, Inc.                            2.1           1.4

Household International, Inc.            2.0           1.9

Merck & Co., Inc.                        2.0           1.7

Kinnevik Investment AB Series B          1.9           0.9


TOP FIVE MARKET SECTORS AS OF NOVEMBER 30, 1998

                                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                                 INVESTMENTS   IN THESE MARKET SECTORS
                                                               6 MONTHS AGO

HEALTH                                            18.2          9.4

TECHNOLOGY                                        18.0          22.9

NONDURABLES                                       12.9          8.1

FINANCE                                           9.2           16.1

UTILITIES                                         8.1           4.9


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF NOVEMBER 30, 1998* AS OF MAY 31, 1998**
ROW: 1, COL: 1, VALUE: 2.4
ROW: 1, COL: 2, VALUE: 1.2
ROW: 1, COL: 3, VALUE: 96.40000000000001
ROW: 1, COL: 1, VALUE: 3.2
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 96.8
STOCKS 97.4%
BONDS 0.2%
SHORT-TERM
INVESTMENTS 2.4%
FOREIGN
INVESTMENTS 11.5%
STOCKS 96.8%
BONDS 0.0%
SHORT-TERM
INVESTMENTS 3.2%
FOREIGN
INVESTMENTS 15.6%
*
**


INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



COMMON STOCKS - 97.4%

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

AEROSPACE & DEFENSE - 0.1%

Orbital Sciences Corp. (a)                                   119,200                $ 4,559

BASIC INDUSTRIES - 2.7%

CHEMICALS & PLASTICS - 1.2%

Dow Chemical Co.                                             90,000                  8,764

du Pont (E.I.) de Nemours & Co.                              480,000                 28,200

Hanna (M.A.) Co.                                             390,100                 5,486

PPG Industries, Inc.                                         160,000                 9,790

                                                                                     52,240

IRON & STEEL - 0.7%

Bethlehem Steel Corp. (a)                                    1,470,800               12,134

Nucor Corp.                                                  86,500                  3,633

USX-U.S. Steel Group                                         725,300                 17,725

                                                                                     33,492

METALS & MINING - 0.4%

Aluminum Co. of America                                      146,600                 10,867

Phelps Dodge Corp.                                           161,100                 9,132

                                                                                     19,999

PACKAGING & CONTAINERS - 0.2%

Tupperware Corp.                                             505,700                 8,818

PAPER & FOREST PRODUCTS - 0.2%

Weyerhaeuser Co.                                             130,000                 6,516

TOTAL BASIC INDUSTRIES                                                               121,065

CONSTRUCTION & REAL ESTATE - 0.2%

BUILDING MATERIALS - 0.2%

Armstrong World Industries, Inc.                             24,800                  1,652

Sherwin-Williams Co.                                         233,200                 6,617

                                                                                     8,269

ENGINEERING - 0.0%

EG & G, Inc.                                                 28,300                  791

TOTAL CONSTRUCTION & REAL ESTATE                                                     9,060

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

DURABLES - 0.9%

AUTOS, TIRES, & ACCESSORIES - 0.8%

Ford Motor Co.                                               400,000                $ 22,100

TRW, Inc.                                                    277,100                 15,258

                                                                                     37,358

CONSUMER ELECTRONICS - 0.1%

Whirlpool Corp.                                              40,200                  2,251

HOME FURNISHINGS - 0.0%

Leggett & Platt, Inc.                                        35,800                  812

TOTAL DURABLES                                                                       40,421

ENERGY - 6.7%

ENERGY SERVICES - 0.5%

Baker Hughes, Inc.                                           510,000                 9,339

Halliburton Co.                                              490,000                 14,394

                                                                                     23,733

OIL & GAS - 6.2%

Amoco Corp.                                                  400,000                 23,575

Atlantic Richfield Co.                                       380,000                 25,270

Chevron Corp.                                                480,000                 40,140

Elf Aquitaine                                                195,000                 24,278

Exxon Corp.                                                  680,000                 51,043

Mobil Corp.                                                  480,000                 41,370

Royal Dutch Petroleum Co. (NY Registry Gilder 1.25)          620,000                 29,140

Texaco, Inc.                                                 430,000                 24,752

Total SA Class B                                             200,000                 24,450

                                                                                     284,018

TOTAL ENERGY                                                                         307,751

FINANCE - 9.2%

BANKS - 2.3%

Allied Irish Banks PLC                                       119,597                 1,848

Bank of Ireland, Inc.                                        1,381,560               28,652

Bank One Corp.                                               487,966                 25,039

BankAmerica Corp.                                            300,000                 19,556

Chase Manhattan Corp.                                        20,000                  1,269

Christiania Bank Og Kreditkasse                              825,000                 3,022

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Morgan (JP) & Co., Inc.                                      100,000                $ 10,688

Skandinaviska Enskilda Banken Class A                        455,000                 5,167

U.S. Bancorp                                                 256,400                 9,439

                                                                                     104,680

CREDIT & OTHER FINANCE - 3.6%

Associates First Capital Corp.                               515,821                 40,170

Equitable Companies (The), Inc.                              59,300                  3,276

Household International, Inc.                                2,347,000               91,826

Providian Financial Corp.                                    298,400                 27,397

                                                                                     162,669

FEDERAL SPONSORED CREDIT - 1.2%

Fannie Mae                                                   390,000                 28,373

Freddie Mac                                                  440,000                 26,620

                                                                                     54,993

INSURANCE - 1.8%

ACE Ltd.                                                     500,000                 16,000

Aon Corp.                                                    224,900                 12,960

CIGNA Corp.                                                  70,000                  5,447

EXEL Ltd.                                                    50,000                  3,756

Marsh & McLennan Companies, Inc.                             420,000                 24,439

Progressive Corp.                                            149,100                 22,123

                                                                                     84,725

SECURITIES INDUSTRY - 0.3%

Hambrecht & Quist Group (a)                                  303,400                 7,357

Lehman Brothers Holdings, Inc.                               150,000                 7,491

                                                                                     14,848

TOTAL FINANCE                                                                        421,915

HEALTH - 18.2%

DRUGS & PHARMACEUTICALS - 12.1%

Allergan, Inc.                                               316,700                 19,279

Alpharma, Inc. Class A                                       125,000                 4,500

Amgen, Inc. (a)                                              510,000                 38,378

Bristol-Myers Squibb Co.                                     46,700                  5,724

Cambrex Corp.                                                13,200                  370

Chirex, Inc. (a)                                             30,000                  544

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS - CONTINUED

Elan Corp. PLC ADR (a)                                       960,600                $ 65,441

Lilly (Eli) & Co.                                            824,600                 73,956

Merck & Co., Inc.                                            584,600                 90,540

Schering-Plough Corp.                                        891,900                 94,876

Sepracor, Inc. (a)                                           100,000                 8,300

Warner-Lambert Co.                                           2,015,900               152,200

                                                                                     554,108

MEDICAL EQUIPMENT & SUPPLIES - 4.8%

Abbott Laboratories                                          301,400                 14,467

AmeriSource Health Corp. Class A (a)                         421,500                 26,976

Arterial Vascular Engineering, Inc. (a)                      550,000                 26,881

Baxter International, Inc.                                   180,000                 11,441

Boston Scientific Corp. (a)                                  600,000                 29,700

Guidant Corp.                                                312,100                 26,782

Johnson & Johnson                                            130,000                 10,563

McKesson Corp.                                               563,300                 40,100

Medtronic, Inc.                                              379,500                 25,687

Omnicare, Inc.                                               236,000                 6,756

                                                                                     219,353

MEDICAL FACILITIES MANAGEMENT - 1.3%

Columbia/HCA Healthcare Corp.                                200,000                 4,925

Lincare Holdings, Inc. (a)                                   771,800                 26,627

Oxford Health Plans, Inc. (a)                                140,000                 1,549

Universal Health Services, Inc. Class B (a)                  444,800                 23,852

                                                                                     56,953

TOTAL HEALTH                                                                         830,414

HOLDING COMPANIES - 1.9%

Kinnevik Investment AB Series B (d)                          3,034,500               86,054

INDUSTRIAL MACHINERY & EQUIPMENT - 2.8%

ELECTRICAL EQUIPMENT - 2.7%

Alcatel Alsthom Compagnie Generale d'Electricite SA (RFD)    50,000                  6,469

American Power Conversion Corp. (a)                          175,000                 7,241

Emerson Electric Co.                                         325,200                 21,138

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED

ELECTRICAL EQUIPMENT - CONTINUED

General Electric Co.                                         945,000                $ 85,523

Glenayre Technologies, Inc. (a)                              305,000                 1,887

                                                                                     122,258

INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%

Cooper Industries, Inc.                                      100,000                 4,913

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                                               127,171

MEDIA & LEISURE - 5.1%

BROADCASTING - 0.5%

Metromedia Fiber Network, Inc. Class A (a)                   37,500                  1,945

Nielsen Media Research, Inc. (a)                             1,398,800               20,982

                                                                                     22,927

ENTERTAINMENT - 0.6%

Viacom, Inc. Class B (non-vtg.) (a)                          396,600                 26,399

LEISURE DURABLES & TOYS - 0.4%

Harley-Davidson, Inc.                                        184,500                 7,714

Mattel, Inc.                                                 327,800                 11,330

                                                                                     19,044

LODGING & GAMING - 0.3%

Jurys Hotel Group PLC                                        1,812,200               13,678

PUBLISHING - 2.2%

American Greetings Corp. Class A                             1,143,000               48,363

Harte Hanks Communications, Inc.                             961,300                 22,711

Houghton Mifflin Co.                                         356,500                 14,928

Independent Newspapers PLC                                   4,075,246               15,111

                                                                                     101,113

RESTAURANTS - 1.1%

Starbucks Corp. (a)                                          1,071,000               49,400

TOTAL MEDIA & LEISURE                                                                232,561

NONDURABLES - 12.9%

AGRICULTURE - 0.3%

IAWS Group PLC                                               3,278,275               13,949

IAWS Group PLC Class A (UK Reg.)                             107,600                 426

                                                                                     14,375

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

NONDURABLES - CONTINUED

BEVERAGES - 0.9%

Coca-Cola Co. (The)                                          400,000                $ 28,025

PepsiCo, Inc.                                                376,800                 14,577

                                                                                     42,602

FOODS - 2.8%

Heinz (H.J.) Co.                                             334,700                 19,517

Hershey Foods Corp.                                          84,800                  5,703

Quaker Oats Co.                                              1,587,700               97,445

Smithfield Foods, Inc. (a)                                   265,000                 7,006

                                                                                     129,671

HOUSEHOLD PRODUCTS - 2.9%

Clorox Co.                                                   358,600                 39,827

Colgate-Palmolive Co.                                        180,000                 15,413

Gillette Co.                                                 740,000                 33,994

International Flavors & Fragrances, Inc.                     124,200                 5,201

Procter & Gamble Co.                                         404,000                 35,401

                                                                                     129,836

TOBACCO - 6.0%

Philip Morris Companies, Inc.                                3,453,000               193,141

RJR Nabisco Holdings Corp.                                   1,782,600               51,361

UST, Inc.                                                    777,000                 27,001

                                                                                     271,503

TOTAL NONDURABLES                                                                    587,987

PRECIOUS METALS - 0.1%

Newmont Mining Corp.                                         300,000                 5,963

RETAIL & WHOLESALE - 5.9%

APPAREL STORES - 0.1%

Stage Stores, Inc. (a)                                       537,800                 6,185

DRUG STORES - 0.6%

Walgreen Co.                                                 473,600                 25,426

GENERAL MERCHANDISE STORES - 1.5%

Arnotts PLC (d)                                              1,667,488               12,722

Kohls Corp. (a)                                              325,400                 16,006

Wal-Mart Stores, Inc.                                        528,200                 39,780

                                                                                     68,508

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 2.1%

Safeway, Inc. (a)                                            1,774,200              $ 93,700

RETAIL & WHOLESALE, MISCELLANEOUS - 1.6%

Amazon.com, Inc. (a)                                         139,300                 26,746

Bed Bath & Beyond, Inc. (a)                                  534,200                 16,660

Home Depot, Inc.                                             59,700                  2,970

PETsMART, Inc. (a)                                           2,410,000               20,636

Williams-Sonoma, Inc. (a)                                    263,000                 7,775

                                                                                     74,787

TOTAL RETAIL & WHOLESALE                                                             268,606

SERVICES - 4.1%

ADVERTISING - 1.7%

ADVO, Inc. (a)(d)                                            1,728,500               44,725

Omnicom Group, Inc.                                          643,800                 34,403

                                                                                     79,128

PRINTING - 1.2%

Bowne & Co., Inc.                                            869,900                 14,571

Reynolds & Reynolds Co. Class A                              662,300                 13,991

Valassis Communications, Inc. (a)                            570,400                 24,456

                                                                                     53,018

SERVICES - 1.2%

Cendant Corp. (a)                                            1,000,000               19,000

Day Runner, Inc. (a)                                         394,000                 8,668

Ecolab, Inc.                                                 946,000                 29,267

                                                                                     56,935

TOTAL SERVICES                                                                       189,081

TECHNOLOGY - 18.0%

COMMUNICATIONS EQUIPMENT - 3.9%

Ascend Communications, Inc. (a)                              795,000                 44,669

Cisco Systems, Inc. (a)                                      648,700                 48,896

Intermedia Communications, Inc. (a)                          356,700                 6,153

OY Nokia AB sponsored ADR                                    781,600                 76,597

                                                                                     176,315

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE - 8.2%

Affiliated Computer Services, Inc. Class A (a)               630,800                $ 24,168

America Online, Inc.                                         303,900                 26,610

Autodesk, Inc.                                               446,700                 16,249

Automatic Data Processing, Inc.                              150,000                 11,550

Computer Associates International, Inc.                      531,200                 23,506

Electronic Data Systems Corp.                                590,000                 23,010

Equifax, Inc.                                                259,600                 10,773

Intuit, Inc. (a)                                             70,000                  4,051

Legato Systems, Inc. (a)                                     102,500                 4,901

Lycos, Inc. (a)                                              50,000                  2,950

Microsoft Corp. (a)                                          965,000                 117,730

Novell, Inc. (a)                                             650,000                 10,766

Paychex, Inc.                                                150,000                 7,463

Policy Management Systems Corp. (a)                          106,300                 5,435

Rational Software Corp. (a)                                  100,000                 2,269

Saville Systems PLC sponsored ADR (a)                        572,133                 11,192

Segue Software, Inc. (a)                                     125,000                 2,742

Siebel Systems, Inc. (a)                                     1,660,121               40,258

SunGard Data Systems, Inc. (a)                               516,400                 16,525

Visio Corp. (a)                                              300,000                 10,613

Yahoo!, Inc. (a)                                             15,400                  2,957

                                                                                     375,718

COMPUTERS & OFFICE EQUIPMENT - 4.2%

Bell & Howell Co. (a)                                        10,000                  338

Dell Computer Corp. (a)                                      750,000                 45,609

EMC Corp. (a)                                                730,000                 52,925

International Business Machines Corp.                        305,000                 50,325

Network Appliance, Inc.                                      137,100                 10,300

Quantum Corp. (a)                                            145,000                 3,208

Seagate Technology, Inc. (a)                                 300,000                 8,850

Sequent Computer Systems, Inc. (a)                           100,000                 1,275

Xerox Corp.                                                  160,400                 17,243

                                                                                     190,073

ELECTRONIC INSTRUMENTS - 0.8%

Applied Materials, Inc. (a)                                  600,000                 23,250

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - CONTINUED

JDS Fitel, Inc. (a)                                          500,000                $ 9,801

Tektronix, Inc.                                              225,000                 6,033

                                                                                     39,084

ELECTRONICS - 0.9%

Altera Corp. (a)                                             90,300                  4,430

Atmel Corp. (a)                                              150,000                 1,819

Plexus Corp. (a)                                             17,500                  525

Texas Instruments, Inc.                                      420,000                 32,078

Xilinx, Inc. (a)                                             79,100                  4,014

                                                                                     42,866

TOTAL TECHNOLOGY                                                                     824,056

TRANSPORTATION - 0.7%

AIR TRANSPORTATION - 0.2%

Atlantic Coast Airlines Holdings, Inc. (a)                   97,200                  2,466

SkyWest, Inc.                                                173,400                 4,693

                                                                                     7,159

SHIPPING - 0.5%

Irish Continental Group PLC (d)                              2,058,000               24,458

TOTAL TRANSPORTATION                                                                 31,617

UTILITIES - 7.9%

CELLULAR - 1.3%

Millicom International Cellular SA (a)                       580,500                 19,374

NetCom Systems AB Series B (a)                               279,800                 10,786

QUALCOMM, Inc.                                               120,000                 6,585

SkyTel Communications, Inc. (a)                              1,090,700               22,768

                                                                                     59,513

ELECTRIC UTILITY - 0.5%

AES Corp. (a)                                                520,000                 23,790

TELEPHONE SERVICES - 6.1%

Ameritech Corp.                                              170,400                 9,223

AT&T Corp.                                                   1,200,000               74,775

BellSouth Corp.                                              300,000                 26,175

e.spire Communications, Inc. (a)                             197,900                 1,596

COMMON STOCKS - CONTINUED

                                                            SHARES                  VALUE (NOTE 1)
                                                                                    (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

ESAT Telecom Group PLC sponsored ADR (a)                     466,500                $ 16,094

GST Telecommunications, Inc. (a)                             50,000                  325

MCI WorldCom, Inc. (a)                                       1,649,618               97,327

McLeodUSA, Inc. Class A (a)                                  113,400                 3,508

NEXTLINK Communications, Inc. Class A (a)                    275,000                 8,319

RCN Corp. (a)                                                207,800                 3,533

SBC Communications, Inc.                                     300,000                 14,381

Societe Europeene de Communication SA (a):

Class A                                                      115,340                 524

Class B (non-vtg.)                                           1,658,160               7,939

Sprint Corp.:

(FON Group)                                                  146,200                 10,636

(PCS Group) (a)                                              73,100                  1,170

WinStar Communications, Inc. (a)                             14,700                  410

                                                                                     275,935

TOTAL UTILITIES                                                                      359,238

TOTAL COMMON STOCKS                                                                  4,447,519
(Cost $3,609,161)



NONCONVERTIBLE BONDS - 0.2%

MOODY'S RATINGS                                              PRINCIPAL
(UNAUDITED)                                                  AMOUNT (000S)

UTILITIES - 0.2%

CELLULAR - 0.2%

Millicom International Cellular SA 0% 6/1/06 (c)   Caa1      $ 14,696             10,324
(Cost $9,438)


CASH EQUIVALENTS - 2.4%

                                                             SHARES

Taxable Central Cash Fund (b)                                110,082,157          110,082
(Cost $110,082)

TOTAL INVESTMENT IN SECURITIES - 100%                                           $ 4,567,925
(Cost $3,728,681)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Affiliated company (see Note 8 of Notes to Financial Statements).

OTHER INFORMATION

Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America              88.5%

Ireland                               4.4

Sweden                                2.4

Finland                               1.7

France                                1.1

(Others individually less than 1%)      1.9

TOTAL                                 100.0%

INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $3,805,067,000. Net unrealized appreciation aggregated $762,858,000, of which $834,060,000 related to appreciated investment securities and $71,202,000 related to depreciated investment securities.
The fund hereby designates approximately $197,217,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                       NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $3,728,681) -                     $ 4,567,925
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                             142,758

RECEIVABLE FOR FUND SHARES SOLD                                             14,715

DIVIDENDS RECEIVABLE                                                        4,859

INTEREST RECEIVABLE                                                         579

OTHER RECEIVABLES                                                           1,916

 TOTAL ASSETS                                                               4,732,752

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                         $ 1,486

PAYABLE FOR INVESTMENTS PURCHASED                                  71,470

PAYABLE FOR FUND SHARES REDEEMED                                   13,223

ACCRUED MANAGEMENT FEE                                             1,510

OTHER PAYABLES AND ACCRUED EXPENSES                                780

 TOTAL LIABILITIES                                                          88,469

NET ASSETS                                                                 $ 4,644,283

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 3,233,811

UNDISTRIBUTED NET INVESTMENT INCOME                                         29,344

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                       541,896
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   839,232
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 217,000 SHARES OUTSTANDING                                 $ 4,644,283

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                        $21.40
PER SHARE ($4,644,283 (DIVIDED BY) 217,000 SHARES)



STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                                YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                                                       $ 41,014
DIVIDENDS (INCLUDING $275 RECEIVED FROM AFFILIATED ISSUERS)

SPECIAL DIVIDEND FROM KINNEVIK INVESTMENT AB SERIES B                    7,030

INTEREST                                                                 6,746

 TOTAL INCOME                                                            54,790

EXPENSES

MANAGEMENT FEE                                                $ 25,818
BASIC FEE

 PERFORMANCE ADJUSTMENT                                        (8,160)

TRANSFER AGENT FEES                                            7,758

ACCOUNTING FEES AND EXPENSES                                   811

NON-INTERESTED TRUSTEES' COMPENSATION                          24

CUSTODIAN FEES AND EXPENSES                                    343

REGISTRATION FEES                                              52

AUDIT                                                          75

LEGAL                                                          28

INTEREST                                                       75

REPORTS TO SHAREHOLDERS                                        163

MISCELLANEOUS                                                  13

 TOTAL EXPENSES BEFORE REDUCTIONS                              27,000

 EXPENSE REDUCTIONS                                            (1,993)   25,007

NET INVESTMENT INCOME                                                    29,783

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES (INCLUDING REALIZED LOSS OF             582,098
 $457 ON SALES OF INVESTMENTS IN AFFILIATED ISSUERS)

 FOREIGN CURRENCY TRANSACTIONS                                 (403)     581,695

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                  405,091
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                          986,786

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 1,016,569
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                     YEAR ENDED    YEAR ENDED
                                                         NOVEMBER 30,  NOVEMBER 30,
                                                         1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 29,783      $ 26,600
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 581,695       646,367

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     405,091       (88,783)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,016,569     584,184
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (25,385)      (53,940)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (665,849)     (425,251)

 TOTAL DISTRIBUTIONS                                      (691,234)     (479,191)

SHARE TRANSACTIONS                                        1,008,952     466,641
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            690,187       478,301

 COST OF SHARES REDEEMED                                  (1,393,869)   (1,241,607)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          305,270       (296,665)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 630,605       (191,672)

NET ASSETS

 BEGINNING OF PERIOD                                      4,013,678     4,205,350

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 4,644,283   $ 4,013,678
INCOME OF $29,344 AND $25,339, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     51,663        24,402

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  42,187        27,647

 REDEEMED                                                 (72,941)      (65,810)

 NET INCREASE (DECREASE)                                  20,909        (13,761)




FINANCIAL HIGHLIGHTS
                                               YEARS ENDED NOVEMBER 30,

                                    1998       1997     1996     1995     1994
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 20.47    $ 20.04  $ 19.50  $ 18.01  $ 19.26
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME               .13 B, D   .13 B    .26      .34      .19

 NET REALIZED AND UNREALIZED         4.34       2.61     2.14     3.09     .58
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    4.47       2.74     2.40     3.43     .77

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.13)      (.26)    (.34)    (.20)    (.14)

 FROM NET REALIZED GAIN              (3.41)     (2.05)   (1.52)   (1.74)   (1.88)

 TOTAL DISTRIBUTIONS                 (3.54)     (2.31)   (1.86)   (1.94)   (2.02)

NET ASSET VALUE, END OF PERIOD      $ 21.40    $ 20.47  $ 20.04  $ 19.50  $ 18.01

TOTAL RETURN A                       27.16%     15.78%   13.45%   21.43%   4.24%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 4,644    $ 4,014  $ 4,205  $ 3,970  $ 3,163
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .62%       .64%     .74%     .99%     1.07%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .57% C     .59% C   .70% C   .99%     1.07%
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    .68%       .66%     1.26%    1.92%    1.13%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              266%       205%     230%     108%     72%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM KINNEVIK INVESTMENT AB SERIES B WHICH AMOUNTED TO $0.03 PER SHARE.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Retirement Growth Fund (the fund) is a fund of Fidelity Financial Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading
2. OPERATING POLICIES -
CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $11,192,854,000 and $11,630,975,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of
 .40% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $2,316,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $126,310,000 and $121,781,000, respectively. The weighted average interest rate was 5.47%. Interest expense includes $74,000 paid under the interfund lending program.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $5,350,000. The weighted average interest rate was 5.85%. Interest expense includes $1,000 paid under the bank borrowing program.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,841,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,000 and $145,000, respectively, under these arrangements.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
AMOUNT IN THOUSANDS

                                  PURCHASE          SALES               DIVIDEND              VALUE
AFFILIATE                         COST              COST                INCOME
ADVO, Inc.                        $ 12,358          $ 3,944             $ -                   $ 44,725
Arnotts PLC                         5,880           -                     275                   12,722
Irish Continental Group PLC         11,053          -                   -                       24,458
Kinnevik Investment AB Series B     1,220           -                   -                       86,054
TOTALS                            $ 30,511          $ 3,944             $ 275                 $ 167,959

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Financial Trust and the Shareholders of Fidelity Retirement Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Retirement Growth Fund (a fund of Fidelity Financial Trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Retirement Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 8, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Retirement Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
PAY DATE           12/22/97 12/21/98 1/11/99
RECORD DATE        12/19/97 12/18/98 1/8/99
DIVIDENDS          $.13     $.14     $ -
SHORT-TERM
CAPITAL GAINS      $2.40    $.37     $.46
LONG-TERM
CAPITAL GAINS      $1.01    $1.76    $.15
LONG-TERM
CAPITAL GAIN PERCENTAGES:
28% rate           69.78%   -        -
20% rate           30.22%   100%     100%

A total of .19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on November 18, 1998. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. PROPOSAL 1
To elect as Trustees the following twelve nominees.
               # OF                % OF
               VOTES CAST          VOTES CAST
RALPH F. COX
AFFIRMATIVE    10,160,483,188.00   92.738

WITHHELD       795,586,320.46      7.262

TOTAL          10,956,069,508.46   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    10,157,507,017.22   92.711

WITHHELD       798,562,491.24      7.289

TOTAL          10,956,069,508.46   100.000

ROBERT M. GATES
AFFIRMATIVE    10,154,023,194.57   92.679

WITHHELD       802,046,313.89      7.321

TOTAL          10,956,069,508.46   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    10,157,453,192.12   92.711

WITHHELD       798,616,316.34      7.289

TOTAL          10,956,069,508.46   100.000

E. BRADLEY JONES
AFFIRMATIVE    10,145,954,432.96   92.606

WITHHELD       810,115,075.50      7.394

TOTAL          10,956,069,508.46   100.000

DONALD J. KIRK
AFFIRMATIVE    10,162,316,426.53   92.755

WITHHELD       793,753,081.93      7.245

TOTAL          10,956,069,508.46   100.000

               # OF                % OF
               VOTES CAST          VOTES CAST
 PETER S. LYNCH
AFFIRMATIVE    10,164,051,742.00   92.771

WITHHELD       792,017,766.46      7.229

TOTAL          10,956,069,508.46   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    10,163,493,850.16   92.766

WITHHELD       792,575,658.30      7.234

TOTAL          10,956,069,508.46   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    10,150,319,867.48   92.646

WITHHELD       805,749,640.98      7.354

TOTAL          10,956,069,508.46   100.000

MARVIN L. MANN
AFFIRMATIVE    10,163,561,352.65   92.766

WITHHELD       792,508,155.81      7.234

TOTAL          10,956,069,508.46   100.000

ROBERT C. POZEN
AFFIRMATIVE    10,162,866,733.25   92.760

WITHHELD       793,202,775.21      7.240

TOTAL          10,956,069,508.46   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    10,151,567,980.59   92.657

WITHHELD       804,501,527.87      7.343

TOTAL          10,956,069,508.46   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,886,025,879.03   89.429

AGAINST        35,084,877.92      1.663

ABSTAIN        187,857,934.32     8.908

TOTAL          2,108,968,691.27   100.000

PROPOSAL 3
To adopt an Amended and Restated Declaration of Trust.
               # OF                % OF
               VOTES CAST          VOTES CAST
 TRUST
AFFIRMATIVE    9,042,472,684.65    82.613

AGAINST        441,479,298.39      4.034

ABSTAIN        1,461,570,348.78    13.353

TOTAL          10,945,522,331.82   100.000

BROKER         10,547,176.64
NON-VOTES

               # OF               % OF
               VOTES CAST         VOTES CAST
 RETIREMENT GROWTH
AFFIRMATIVE    1,757,443,797.24   83.332

AGAINST        91,215,877.87      4.325

ABSTAIN        260,309,016.16     12.343

TOTAL          2,108,968,691.27   100.000

PROPOSAL 4
To adopt a new fundamental investment policy for the fund that would permit it to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies.
              # OF                % OF
              VOTES CAST          VOTES CAST
AFFIRMATIVE   1,453,618,245.26    68.926

AGAINST        389,192,918.79     18.454

ABSTAIN        266,157,527.22     12.620

TOTAL          2,108,968,691.27   100.000

PROPOSAL 5
To approve an amended management contract for the fund.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,722,882,554.62   81.693

AGAINST        105,599,469.83     5.007

ABSTAIN        280,486,666.82     13.300

TOTAL          2,108,968,691.27   100.000

PROPOSAL 6
To eliminate certain fundamental policies of the fund..
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,451,842,627.88   68.841

AGAINST        363,937,861.79     17.257

ABSTAIN        293,188,201.60     13.902

TOTAL          2,108,968,691.27   100.000

PROPOSAL 7
To replace the fund's fundamental investment policy concerning investment for temporary defensive purposes with a non-fundamental investment policy.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,470,682,603.67   69.735

AGAINST        355,353,922.48     16.849

ABSTAIN        282,932,165.12     13.416

TOTAL          2,108,968,691.27   100.000

PROPOSAL 8
To amend the fund's fundamental investment limitation concerning diversification.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,700,133,599.36   80.614

AGAINST        135,230,137.98     6.413

ABSTAIN        273,604,953.93     12.973

TOTAL          2,108,968,691.27   100.000

PROPOSAL 9
To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
               # OF               % OF
               VOTES CAST         VOTES CAST
AFFIRMATIVE    1,474,674,414.30   69.924

AGAINST        357,985,858.32     16.974

ABSTAIN        276,308,418.65     13.102

TOTAL          2,108,968,691.27   100.000

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19200 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
J. Fergus Shiel, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

FRE-ANN-0199  68690
1.539094.101

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Aggressive Growth Fund
Blue Chip Growth Fund
Capital Appreciation Fund
ContrafundSM
ContrafundSM II
Disciplined Equity Fund
Dividend Growth Fund
Export and Multinational Fund
Fidelity FiftySM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantSM Growth Fund
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com